SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

Date of Report (Date of earliest event reported): December 21, 2006

American Basketball Association, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-51464	87-0376691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9421 Holliday Road

Indianapolis, Indiana 4620
(Address of Principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 844-7502

SOUVALL-PAGE AND COMPANY, INC.

3884 East No. Little Cottonwood Road

Salt Lake City, Utah 84092

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registration under any of the following provisions (se General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

(a)  Concurrent with the closing of the Share Purchase that is described below, Souvall-Page and Company, Inc., a Utah corporation (the “Registrant” or “Company”), ABA Acquisition Corp., Inc., an Indiana corporation and a subsidiary of Registrant (the “Sub”), and the ABA executed and delivered that certain Agreement and Plan of Merger (the “Merger Agreement”), whereby (i) 22,518,153 issued and outstanding shares of common stock of the ABA, constituting all of its issued and outstanding shares, were exchanged, on a 1:1 share ratio for shares of the Company (inclusive of shares issued upon conversion of the Bridge Loans, as defined below), (ii) each of the Purchaser Warrants (defined below), and (iii) each of the ABA’s other extant warrants giving the holders thereof the right to purchase in the aggregate 1,000,000 shares of common stock, was exchanged, respectively, for a warrant to acquire one share of the Company’s common stock (the shares and warrants being issued pursuant to the preceding clauses (i) – (iii) being, the “Exchanged Shares” and “Exchanged Warrants”, respectively and the exchange transaction being the “Share Exchange”). Each of the Placement Warrants was exchanged for a warrant on units, each of which allows the holder to acquire two shares of the Company’s common stock and one warrant to acquire a share of the Company’s common stock (collectively the “Exchanged Placement Warrants”).  Holders of the Exchanged Shares will be entitled to receive dividends, if any, that are paid on the Company’s common stock. The Exchanged Warrants and the Exchanged Placement Warrants are subject to adjustment or modification in the event of a stock split or other change to the Company’s capital structure so as to maintain the initial share ratio between or among the Exchanged Shares, the Exchanged Warrants, the Exchanged Placement Warrants and the Company’s common shares. The Company believes that the securities issued in connection with the merger were exempt from registration requirements pursuant to the provisions or standards of Regulation D promulgated under the Securities Act of 1933, as amended.

In connection with the merger the Company paid $300,000 to David Merrell a former officer, director and principal beneficial owner of the Company’s common stock, and also issued to him 300,000 shares of common stock in consideration for which David Merrell agreed to indemnify the Company for and against liabilities of and claims against the Company existing as of and through the date of the merger. Effective December 21, 2006, Chiricahua Investments, LLC, a company controlled by David Merrell, returned 26,400,000 shares to the Company and those shares were canceled pursuant to the terms of the Merger Agreement.

In connection with the merger, Joseph F. Newman and Richard P. Tinkham agreed to indemnify the ABA for and against certain liabilities of and claims against the ABA existing as of and through the date of the Merger. Mr. Newman and Mr. Tinkham have each agreed to deposit 500,000 shares of common stock into an escrow as further security for this indemnity agreement.

In connection with and effective upon the closing of the Merger Agreement, (i) the Company board of directors was fixed at five directors, (ii) David C. Merrell, Kristine M. Rogers and Todd D. Ross, constituting all of the persons serving as the Company’s officers and directors prior thereto, resigned,  (iii) Joseph F. Newman, Richard P. Tinkham, Thomas E. Doyle, John Salley, and David Howitt were elected as the Company’s new directors, and (iv) Joseph F.

Newman was appointed Chairman and Chief Executive Officer, Thomas E. Doyle was appointed President and Chief Operating Officer, Richard P. Tinkham was appointed Secretary and Darren Cioffi was appointed Chief Financial Officer and Controller. Effective December 21, 2006 the Company changed its name to American Basketball Association, Inc.

(b)

  Effective as of December 21, 2006, The American Basketball Association, Inc., an Indiana corporation (the “ABA”), entered into that certain Securities Purchase Agreement (the “Share Purchase Agreement” or “SPA”), dated as of December 21, 2006, with the purchasers identified on the signature pages thereto (each, a “Purchaser” and collectively, the “Purchasers”), pursuant to which each of the Purchasers agreed to purchase that number of Units (as defined below) as set forth in the SPA.  Each Unit was comprised of two shares of ABA common stock (the “Common Stock”), a warrant to acquire one share of ABA common stock (a “Purchaser Warrant” or in the plural, “Purchaser Warrants”) and Unit Added Stock (as defined in the Share Purchase Agreement) (the foregoing transaction being referred to hereafter as the “Share Purchase”).  As a result, on completion of the Share Purchase, the ABA issued to the Purchasers (i) 4,100,000 shares of Common Stock (inclusive of the Unit Added Stock), and (ii) Purchaser Warrants, having a term of 36 months, to purchase 1,675,000 shares of common stock at an exercise price of $1.20 per share. The ABA also issued to a placement agent and a finder warrants, having a term of 36 months, to purchase an aggregate of 184,250 Units at a purchase price of $1.20 per Unit (the “Placement Warrants”).

The Common Stock, the Warrants and the Unit Added Stock were exchanged for identical securities issued by the Company (as defined below) immediately following the closing of the Share Exchange (as defined below) and Share Purchase Agreement.

These securities transactions were exempt from registration requirements pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933, as amended, are “restricted securities” pursuant to SEC Rule 144, and may not be transferred unless registered under the Securities Act of 1933, as amended, and applicable state securities laws, or an available exemption therefrom.

(c)

The following table sets forth, as of the date of the closing of the Share Exchange and Share Purchase (i) the number of shares of the Company’s common stock owned by the Registrant’s stockholders immediately prior to the merger, and (ii) the number of shares of the Company’s common stock owned by the ABA stockholders (after giving effect to the Share Purchase).

	Shares Outstanding
	Number	Percent
Pre-Transaction Company Shareholders	2,723,864	10.79
Pre-Transaction ABA Shareholders (1)	22,518,153	89.21
Total (2)	25,242,017	100.00

(1)

Gives effect to shares issued to holders of convertible notes in lieu of interest. but excludes shares issuable on exercise of (i) the Exchanged Warrants and (ii) the Exchanged Placement Warrants.

(2)

Does not give effect to 300,000 shares issued on close of the merger to David C. Merrell, a former officer, director and principal shareholder of the Company.

Item 2.01

Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 3.02

Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 3.03

Material Modification to Rights of Security Holders.

See Item 1.01 above.

Item 5.01  Changes in Control of Registrant.

(a)    See Items 1.01 and 2.01 above. In addition to the descriptions set forth above, Thomas E. Doyle, President of the Company, and A.J. Discala, a principal of Brax Capital Group LLC, (the “Optionees”) have entered into an option agreement with Joseph F. Newman and Richard P. Tinkham which, upon exercise in full, will result in the Optionees owning substantially in excess of 51% of the outstanding Common Stock of the Company. Under the terms of the option agreement the Optionees have the right to purchase ten million shares of the stock at a predetermined price and the right to purchase the remaining stock holdings of Joseph F. Newman and Richard P. Tinkham at the market price after certain restrictions to the stock are removed. The right to exercise the option expires on December 31, 2007. Joseph F. Newman and Richard P. Tinkham are officers, directors and principal shareholders of the Company. The Company is not a party to this Agreement

 (b)   Pursuant to the Share Exchange and Share Purchase Agreement and the Share Purchase described in Item 1.01 above, and by virtue of the percentage of our common stock acquired or exchangeable under the Share Exchange and Share Purchase Agreement by the Purchasers, these transactions may be deemed to have caused a "change of control" of our Company. The consideration given to acquire the newly issued equity interests in our Company was the exchange of their respective ABA Shares as outlined above.

(c)    The primary basis of such "control" by the ABA Shareholders is stock ownership and/or executive officer or director positions.

(d)    The following table sets forth the beneficial ownership of persons who owned more than five percent of our common stock prior to the closing of the Merger Agreement, and the shareholdings of the then members of our management, such computations being based upon the 29,123,864 shares of our common stock that were then issued and outstanding:

Name	Positions Held	Shares Owned		%
David C. Merrell *	President and Director	26,400,000	*	90.65*
Kristine M. Rogers	Director	-		-
Todd D. Ross	Director	40,000		less than 1%
Chiricahua Investments* 3884 East North Little Cottonwood Road Salt Lake City, Utah 84092		26,400,000		90.65*

TOTAL		26,440,000		90.79

* owned of record by Chiricahua Investments, a company controlled by David C. Merrell

(e)    To the knowledge of our management, the following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of January 3, 2007 by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common Stock; (ii) each director; and (iii) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities.

The amounts set forth in the following table are calculated after giving effect to (i) the return by Chiricahua Investments, LLC, a company controlled by David Merrell, of 26,400,000 shares to the Company and the cancellation of those shares, (ii) the issuance of 22,518,153 shares of the Company’s common stock for all of the issued and outstanding shares of the ABA, and (iii) the issuance of 300,000 shares to David Merrell effective upon the merger.

Shares of common stock that may be acquired by an individual or group within 60 days of January 3, 2007, pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 25,542,017 shares of common stock deemed outstanding.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by such shareholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o American Basketball Association, Inc. 9421 Holliday Drive, Indianapolis, Indiana  46260.

Name of beneficial owner	Positions Held	Shares Owned	%
Officers and directors:
Joseph F. Newman	Chief Executive Officer and Director	6,405,575	25.08
Thomas E. Doyle (1)	President and Director	637,500	2.50
Richard P. Tinkham	Secretary and Director	6,405,574	25.08
John Salley	Director	637,500	2.50
David Howitt (2)	Director	570,168	2.21
Stockholders owning 5% or more:
Brax Capital Group LLC (1)		2,419,000	9.47
9440 S. Santa Monica Boulevard, Suite 710 Beverly Hills, California 90210 Millennium Partners, LP (3) 666 Fifth Avenue New York, New York 10019		1,875,000	7.17

All executive officers and directors as a group (7 persons)		18,950,318	74.01
__________________________

(1)

 Thomas E. Doyle and A.J. Discala, a principal of Brax Capital Group LLC, (the “Optionees”) have entered into an option agreement with Joseph F. Newman and Richard P. Tinkham which, upon exercise in full, will result in the Optionees owning substantially in excess of 51% of the outstanding Common Stock of the Company. Joseph F. Newman and Richard P. Tinkham are officers, directors and principal shareholders of the Company. The Company is not a party to this Agreement. The foregoing table does not give effect to this option in favor of the Optionees.

(2)

Includes (i) 345,168 shares beneficially owned by Meriwether Capital Partners, of which David Howitt is general partner, issued on conversion of Bridge Notes in the original principal amount of $150,000, and (ii) 225,000 shares issuable to Meriwether under consulting agreement entered into January 3, 2007 that has an effective date as of January 15, 2007.

(3)

Includes and gives effect to presently exercisable warrants to purchase 625,000 shares of common stock.

The board of directors has received a compensation proposal submitted by Darren Cioffi, the Company’s chief financial officer, that consists of his receiving an annualized fee of $100,000 and an initial grant of 550,000 shares of common stock. The foregoing table does not give effect to this proposed issuance.

ORGANIZATION AND BUSINESS DEVELOPMENT AND BUSINESS

Organization and Business Development

References to our "Company," "our," "we," "us" and words of similar import refer to Souvall-Page and Company, Inc., a Utah corporation (“Souvall-Page”), the American Basketball Association, Inc., an Indiana corporation (the “ABA”) or the combined Souvall-Page and it’s subsidiary, ABA Acquisition Corp., Inc., an Indiana corporation (“Sub”), into which the ABA merged, as applicable and as the context otherwise requires. Our only current operations are those of the ABA that are and will be conducted through Sub as our wholly-owned subsidiary, and subsidiaries thereto.  Effective December 21, 2006 Souvall-Page changed its name to “American Basketball Association, Inc.”

Souvall-Page

For any historical information regarding Souvall-Page under any caption that is not included below, please see the Registrant's 10-SB Registration Statement, as amended, duly filed with the Securities and Exchange Commission on July 29, 2005, and amended on September 26, 2005, December 22, 2005, February 27, 2006 and April 19, 2006 (our “10SB”); the Registrant's 10-KSB Annual Report for the year ended December 31, 2005, duly filed with the Securities and Exchange Commission on March 30, 2006 (our “2005 10-KSB”); the Registrant's 10-QSB Quarterly Report for the quarter ended March 31, 2006, duly filed with the Securities and Exchange Commission on May 11, 2006 (our “March 31, 2006 10-QSB"), the Registrant's 10-QSB Quarterly Report for the quarter ended June 30, 2006, duly filed with the Securities and Exchange Commission on August 14, 2005 (our “June 30, 2006 10-QSB”), and the Registrant’s 10-QSB Quarterly Report for the quarter ended September 30, 2006, duly filed with the Securities and Exchange Commission on November 9, 2006 (our “September 30, 2006 10-QSB”), which are incorporated herein by reference. See Item 9.01. For a discussion of Souvall-Page’s prior business operations, see Part I, Item 1, of the 2005 10-KSB.

BUSINESS

Overview

Our primary business is (i) operating the American Basketball Association (the “League”), a professional basketball league currently composed of about 47 independently-owned teams located in the United States, Mexico and Canada, (ii) marketing League-related merchandise and other products and services offered by the Company and the League and (iii) developing or expanding media outlets and ancillary entertainment businesses that complement the League’s operations.

Background

The original American Basketball Association league (the “Original ABA”) existed for nine full seasons, starting in 1967. It was known as the “lively” league that created the three-point shot, and it was the “frontier” league that brought modern professional basketball to many “hoops-crazy” cities. During that time, the Original ABA competed with the more established, rival NBA for players, fans, and media attention until 1976 when ABA teams were absorbed into the NBA and the original ABA ceased to exist.

The League commenced play under the current banner and management in 2004 as the American Basketball Association. The League is a new professional basketball league and is not a continuation of the Original ABA whose teams were absorbed into the NBA in 1976.  Since 2004, the League has grown to more than 30 teams competing in last year’s League championship, and about 50 teams competing during 2005. The League continues to gain acceptance as a fan-pleasing entertainment experience that emphasizes basketball skills and fast-paced games at affordable prices. The League continues the Original ABA tradition of innovation in its efforts to bring diverse, fan-friendly, exciting basketball to its fans.  Management believes that the “ABA” name remains synonymous with innovative and spirited basketball, the 3-point play, “Dr. J.” (former star player Julius Erving) and slam dunk contests, all of which have contributed significantly to the growth and development of professional basketball as it has become known throughout the world.

The Company’s Role.

Management views one of its principal operating challenges ahead to be how to maximize the League’s brand recognition in combination with new initiatives and today’s new revenue possibilities. Management believes that, in addition to basketball, the League’s fans also share an interest in music and emerging pop culture and that they provide reference points for what are new and hot trends in the pop-culture. In essence, these fans, by their habits and spending patterns, are the initiators or predictors of pop trends. The Company intends to capitalize on the demographic composition of that fan base and branch into music and entertainment, as described below.  In the process, management believes that fans will not only competitively attractive value for the $10-12 ticket price and that the League will be transformed into a formidable sports and family entertainment experience. This approach to League expansion will in management’s view provide the League with the potential to grow until the total market reach may be as high as 100 cities and towns in the United States, Mexico, and Canada.  While League cities will be both large and small (including, for example, New York, Los Angeles, Dallas, Chicago and Detroit, as well as Bellingham, Washington, Rockville, Maryland, Burlington, Vermont and Waco, Texas) all are expected to have basketball and music fans in significant and growing numbers.

The Company anticipates that the net proceeds from the Share Purchase will be adequate for current levels of operation for about 12 months. The Company’s main responsibilities will be to (i) set rules for the scheduling and playing of all League games, (ii) seek national and international products and sponsors and (iii) establish and enforce guidelines and benchmarks for team ownership.  As steward of the “ABA” brand name, the Company will seek to leverage and monetize that brand through various forms of media and merchandise sales.  In that regard, the Company will be responsible for generating national revenue such as may flow from TV deals, apparel, corporate sponsorships, and distribution of the League’s games via multiple media platforms.  In addition, the Company intends to centralize the League’s merchandise sales and Internet traffic that is currently dispersed among the teams, creating more traffic and volume for the League while providing higher quality products and higher margins for the teams.  This exchange will allow the League and the Company to profit from revenue streams that were previously only available to the local teams, while maintaining and enhancing the local team’s income.  Management expects that revenue-sharing agreements will provide the bulk of Company’s income.

The License.

The commercial use of the trademarks “ABA” and “American Basketball Association” (the “Licensed Marks”) by the Company, alone or in combination with other words, phrases and designs, is governed by a license agreement (the “License”) with NBA Properties, Inc. (the “NBA”). The NBA granted the current License to the Company and two other entities.  These two other entities have no involvement in the ownership or operation of the Company or of the League.  These two other entities are owned by persons who include principal shareholders of the Company.  These other entities are currently inactive and management expects that these entities will be dissolved.  Although the Company believes that other equity owners of these inactive entities have no valid rights to or claims against the ABA under the License, no assurance can be given that these entities or their other beneficial owners will not make any claims against the ABA under the License or otherwise. The scope of the License covers services and products, as well as manufacturing, distribution and selling practices.  The License contains product quality language.  Under trademark law, if a trademark owner issues a license without retaining the right to control product quality, it risks losing its ownership rights to the trademark.  Quality approval provisions require the licensee to cause licensed services and licensed products to meet and conform to high standards of style, quality and appearance.  The ABA’s use of the Licensed Marks is deemed approval.  Notwithstanding, the NBA has discretion, using good faith, to revoke its approval of particular uses of the Licensed Marks that relate to gambling, adult content, or any other subject matter that would (i) damage or reflect unfavorably upon the NBA, any of its member teams, or the original ABA, (ii) violate provisions of the License or (iii) misuse, mutilate, dilute or otherwise tarnish the Licensed Marks.  The right to use the Licensed Marks under the License discontinues upon expiration or termination of the License, except for sell-off of inventory.  The License can end if the League ceases operations, is no longer owned or operated by a licensee, in the event of a chance of control or material change of management or if product quality concerns are not corrected after notice.  In the event the NBA permits the License to continue following a change in control or material change of management, the Company will be subject to a $500,000 payment to the NBA. Management believes that the Company has complied with the requirements and conditions of the License and intends to meet its requirements and conditions, and has received no notice otherwise.  All royalties due under the License have been prepaid.

The League.

The Teams.  At the center of the League’s and the Company’s future growth is the creation of a league of active teams and dedicated fans.  To that end, the Company has created comprehensive guidelines and methodologies to minimize the startup cost of creating a team, maximize ticket sales through sales and marketing efforts, and improve financial management.  Strong, viable teams lead to increased spirit at games, wider geographic coverage and a stronger “ABA” brand.

The League currently has approximately 47 teams for this season (divided into three conferences, Red, White and Blue). The League anticipates that players will play under a $120,000 per team salary cap and each team will keep all local revenues (tickets, sponsors, television, etc.) and pay no League assessment aside from the one-time market reservation fee.

One of the League’s newer teams is The Hollywood Fame, whose owners include AJ Discala, chief executive officer of Brax Capital Group, a principal shareholder of the ABA, and several celebrities who include recording artist Nick Lachey, Geoff Stults (“7th Heaven” and “The Break-Up”), Stacey Keibler (“Dancing With the Stars”), former NBA legend John Salley, former MLB All-Star Brady Anderson, NFL quarterback Kyle Boller of the Baltimore Ravens, and NASCAR’s Brian Vickers, among others. John Salley is also Commissioner of the League and a director of the Company. The Hollywood Fame has hired as its coach Don Casey, former head coach of the Los Angeles Clippers and the New Jersey Nets.

Aside from the Hollywood Fame, the Company believes that its other established League teams that, to name several from various parts of North America, include the Strong Island Sound, Texas Tycoons, Maryland Nighthawks, Minnesota Ripknees, Arkansas Aeros and the Vermont Frostheaves,  provide exciting play and deliver favorable local and regional publicity and attention that reinforce the message and mission of  the  ABA as a provider of fast paced, family friendly, affordable  sports entertainment.

The Players.  The approximately 1,700 basketball players who graduate from Division I and IA colleges and universities each year assure a rich talent pool of skilled athletes who can offer a quality game experience for the fans (the NBA draft and NBA player releases total approximately 60 players each year).  The incentive for the players is to be seen by the NBA or another league and be paid while continuing their passion for playing basketball.

The Fan Base.  The basketball fan base in the United States and throughout the world continues to grow. The ABA brand of basketball that is fan friendly, affordable family entertainment brings to this growing market a professional sports entertainment package that in management’s view is unlike other professional basketball leagues.  We expect the fan base to include many young people and families who may be attracted to see and experience, first hand, ABA basketball games that are affordable, fast paced and entertaining. Because we expect ABA games to attract fans of all ages, the ABA anticipates being able to offer companies seeking to market new and cutting-edge products and services an attractive, cost effective means to accomplish these objectives. Overall, the Company believes that the League presents a potentially very large market of opportunity by

•

selling tickets and marketing an array of products and services to fans and supporters, and

•

engaging in joint marketing initiatives with other companies and sports leagues.

Opportunities for Growth.

Management believes that a principal key to growth lies in the Company’s ability to project the League’s brand to a wider audience and consolidate the ABA’s standing as a growing force in entertainment.  The Company’s business model centers on exploiting the content created by its live events, principally the League games and concerts (as described below).  The Company will, in turn, attempt to monetize the demographics those events attract through television programming, home video, pay-per-view, the Internet, advertising and sponsorships, merchandise sales and live concerts.  Broadening and then maximizing the distribution of its content, whether in the form of a TV show or T-shirt, are among the Company’s primary marketing goals.  The Company does not participate in revenues generated by teams from their ticket sales.

Management is also pursuing opportunities in ancillary sectors such as merchandise sales and licensing of its brand name for other products.  Management intends to structure these business relationships on a revenue-sharing basis to decrease capital investments or large working capital requirements.

Described below are revenue-generating initiatives the Company has begun to explore.  Management believes that these revenue-generating initiatives, if successfully implemented, may become principal revenue sources for the Company.  Ancillary revenue sources being explored by management include text messaging and related technology, vehicle leasing, League basketballs, apparel, marketing, radio broadcasting and more.  As the League grows its fan base, management anticipates that other added potential sources of revenue will be evaluated and added including those noted below.

Television and Radio.  Management has held discussions with national TV networks, cable channels, and radio networks that have expressed an interest in broadcasting League games, including the All-Star Game and Championship Playoff games.  With a growing need for programming and “content,” management believes that cable, television and radio may all be expected to provide added future revenues.

Merchandise.  The Company intends to exploit its ABA brand through both licensing and direct sales of branded merchandise, including a full line of apparel, accessories and shoes using its unique and widely recognized logo.  Team logo-based apparel and accessories revenues will be shared between the Company and the teams.  By aggregating merchandise demand through the League and a seasoned merchandise company, the Company expects to lower the overall cost of the products sold and minimize the operating expenses, while ensuring consistent quality and product availability.  Additionally, the Company intends to boost its sales of basketballs through an expanded distribution channel while lowering current costs by sourcing products directly from the manufacturers.  Management expects that the League’s basketballs, because of their unique color and trademark, may prove to be a significant revenue source.  As attendees of League games and visitors at the ABALive.com website increase, the Company will attempt to leverage the League’s increased popularity to enter into further and varied licensing transactions, although no assurance can be given that the Company will be successful in doing so.

ABALive.com. Management intends to overhaul the ABALive.com website to deliver comprehensive game news, team information and entertainment content to the fans.  Thereafter, management proposes regularly to add content and features to the website, ultimately delivering a full array of entertainment options, such as broadcasting games, game highlights, inside analysis, and team and player interviews, among others.

The overhaul of ABALive.com will be led by Space150 (www.space150.com), a full service digital interactive agency that has had such clients as Best Buy, Target, Sony, American Express and the Discovery Channel, among others.  Space 150 will work with the Company to leverage the ABALive.com website as a marketing tool to broaden revenue opportunities, increase merchandise sales, attract more advertisers and enhance the overall brand recognition of the League.  Under the oversight of and working in conjunction with Space 150, other professional designers and programmers whom we hope to secure will redesign ABALive.com’s front-end graphics, text and content, features and online merchandising capability.

The goals of the overhaul are to (i) improve ABALive.com’s content including, daily stories, ABA history, rules, teams, coaches, players, etc., (ii) optimize advertising location, technology and vendors, (iii) provide more intuitive and user-friendly navigation within the various pages, (iv) provide a more professional “ABA Store” layout and buying experience, (v) create team websites so as to stream all team site fans through a master website and (vi) add features that may include:

•

ABA All Access Radio - a platform for online interviews with anyone and everyone.

•

ABA Salute - a not-for-profit program that salutes the military and provides support to military organizations through ABA Auctions (described below) and other fund-raising activities. ABA Salute will make regular donations to the American Legion Legacy Scholarship Fund, Disable Sports USA, Wounded Warriors, Fisher House and Salute American Heroes.

•

ABA Auctions - In addition to its own auction site for sports memorabilia, the Company intends to join with www.ubid.com to provide opportunities for the sale of tickets to

League games, League and team merchandise and additional sports memorabilia.  The Company believes that an arrangement with uBid.com will drive internet traffic to uBid in exchange for a cash payment.

Upon successful completion of the overhaul, the website will be more streamlined, easier to navigate and more interactive.  In addition, the website will aggregate the websites of all League teams under “one roof,” thus alleviating the need for each team to build it own website and maintaining a consistent “look” for the League’s brand.  We expect that the uniform platform for the team websites will not only promote the consistency of the “ABA” brand identity, but ought also to stream even more users through the ABALive.com “master” site and stimulate online merchandise sales. We further expect that the increased web traffic should increase ad placements and revenue while also enhancing paid sponsorship opportunities.

ABA Entertainment.

With about 47 teams, the League has scheduled over 1,000 games this season. As the Company’s non-basketball entertainment division, ABA Entertainment will work with major booking companies and entertainment management to stage concerts (both in-game and free-standing) throughout the basketball season. The Company believes there is an ample supply of artists and performers who would relish the opportunity to perform in front of live demographically responsive audiences and have an opportunity to be discovered and to refine their techniques in front of live audiences.

Marketing Strategy.

The Company hopes to initiate a publicity and marketing campaign to project the “ABA” brand within North American.  With teams entering the League such as The Hollywood Fame, the League hopes to attain greater name awareness from added national exposure. The Company anticipates that The Hollywood Fame may be able to tap into potentially lucrative projects such as television shows, sports news appearances, interviews and pay-per-view programming, all of which are expected to generate favorable publicity for the League and its other teams. Those and other promotions and publicity events are collectively expected to result in (i) higher traffic to the ABALive.com website, (ii) added merchandise sales, (iii) heightened visibility and awareness of other teams that do not have the celebrity affiliations of The Hollywood Fame and (iv) increased leverage during negotiations between the Company and potential League advertisers.

Government Regulation.

The Company anticipates that its business operations will be subject to minimal government regulation.  However, as a public company, the Company is subject to the disclosure and other filing requirements of the federal securities laws, including the filing with the U.S. Securities and Exchange Commission of quarterly and annual reports, as well as the requirements of the stock market or quotation service on which the Company’s shares may thereafter be traded, as further discussed below.

Offices and Personnel.

The Company’s headquarters are located in leased premises at 9421 Holliday Drive, Indianapolis, Indiana  46260, and its telephone number is (317) 844-7502.  The Company currently has three full-time employees.  The Company intends to add another three full-time employees during the first calendar quarter of 2007.  As needed, the Company will also engage additional employees, consultants and/or independent contractors which it believes are necessary or appropriate to carry out its operations.  The Company’s goal is to keep its corporate structure simple and small, so as to allow for quick decision making, control, and low operating budgets.

Litigation

            In a case titled Troy Fisher and 3 Ball Management, LLC. vs. American Basketball Association, RAG, LLC, Richardson Consulting Group, Ricardo Richardson, Reginald Jones, Robert Blackwell, and  Indiana Alley Cats pending in the Marion County Superior Court, Indiana under Cause No.  49D120511CT043427, the Plaintiffs seek to recover alleged damages from the Company after their team was suspended from the League for failure to follow the ABA Team Operations Manual.

            American Arbitration Association case: 52 180 E 00612 06 Jaren W. Jackson v. The American Basketball Association, LLC, the Philadelphia Fusion, Wayne Butler and Jeffrey Wilson.  In November 2006 Jaren Jackson commenced arbitration against the Company for unpaid wages owed by the Philadelphia Fusion, one of the teams of the ABA.  The arbitration is to be held in Indianapolis, Indiana but no date has been set.

Steven Jaloza and Salvatore Fradella v. Joseph Newman, Richard P. Tinkham, Jr., and the American Basketball Association, Inc., pending in the Marion County Circuit Court under Cause No.:49C010611PL0046089.  In this action, filed in November 2006, plaintiffs assert that Joseph Newman and Richard Tinkham breached fiduciary duties owed to them under the Operating Agreement of a separate entity, ABA Founders and Properties, LLC. The Company is not a party to the Operating Agreement.  Hearing on the Company’s Motion to Dismiss is set for February 5, 2007.  This motion by the Company is based on an action pending in the Marion County Superior Court, under Cause No. 49D010608PL033078, filed by the same plaintiffs, that also asserts breach of fiduciary duties owed by Joseph Newman to them under the Operating Agreement of ABA Founders and Properties, LLC.  In that action the Company, after hearing, was found not subject to the remedies sought in that action.  The period for filing an appeal of that action has expired.

RISK FACTORS

Risks Related to Our Business

The Company has a limited operating history that has generated losses.   The Company’s principal operations are comprised of the operation of the League. League play under the “American Basketball Association” banner resumed in 2004 when the Company’s current management took over League operations and there are risks and difficulties frequently encountered by early-stage companies such as the Company.  Unanticipated problems, expenses and delays are frequently encountered in establishing a new business, and a new sports league, along with developing new products and services.  The Company may not be successful in addressing some or all of those risks, in which case there could be a material negative effect on its business and the value of the Company’s common stock that could also cause the Company to reduce, curtail or cease operations.  The Company has incurred losses since inception and may never become profitable if revenue growth is lower and operating expenses are higher than anticipated.

Our auditors have given us a “going concern” qualification.   The Company’s audited financial statements from April 21, 2004 (inception) through December 31, 2005 have been prepared assuming that the Company will continue as a going concern.  As noted in the financial statements, the Company has had no significant operating history and, from April 21, 2004 (inception) to December 31, 2005, has generated a cumulative net loss of approximately $14,800,000. For the nine months ended September 30, 2006 the ABA had revenue of $327,877and losses of $635,485.  While the Company raised additional capital pursuant to the Share Purchase, the net proceeds thereof may not be sufficient to meet the Company’s future cash flow needs for more than 12 months.

We may need to raise substantial additional capital in the future to fund our operations and we do not have any current or future commitments of capital.  If the Company’s capital requirements or cash flow vary materially from management’s budgeted projections, or if unforeseen circumstances occur, the Company will require additional financing.  Anticipated, but as yet unproven, revenue from sponsorships, television, licensing, special events, and market reservations are expected by management to provide sufficient working capital for on-going operations. No assurances can be given that these objectives can be achieved or that these expectations will prove accurate in any respect. If the Company raises additional funds by issuing equity or convertible debt securities, the percentage ownership of its then-current shareholders will be reduced, and such securities may have rights, preferences or privileges senior to those of such shareholders. There can be no assurance that additional financing will be available on terms favorable to the Company, if at all.  If adequate funds are not available or are not available on acceptable terms, the Company’s ability to meet its working capital and capital expenditure needs and take advantage of unanticipated opportunities, develop or enhance services or products or otherwise respond to competitive pressures, will be significantly limited. That would, in turn, harm the Company’s business.

As a result of our limited operating history, we may not be able to estimate correctly our future operating expenses and anticipated revenue sources, which could lead to cash shortfalls. We have a limited operating history, and as a result our historical financial and other operating data may be of limited value in estimating future operating revenue, revenue sources and expenses. Our budgeted expense levels are based in part on our expectations concerning future revenue and future revenue sources. The amount and sources of these revenues will depend on the success of the League, its teams, our marketing efforts, our ability to secure new sponsorships, our perception by fans and the general public and other factors that are difficult to forecast accurately.

If we fail to maintain an effective system of internal controls, we may not be able to report accurately on our financial results or to prevent fraud. As a result, current and potential shareholders could lose confidence in our financial reporting which could harm our reputation, our business and the trading price of our stock.  Effective internal controls are necessary for us to provide financial reports, to monitor cash flows and capital needs, or to prevent fraud. If we cannot provide accurate reports our business reputation, operating results and our standing with team owners, fans and sponsors could be harmed. Inferior internal controls could cause investors to lose confidence in our reported financial information which could have a negative effect on the trading price of our stock.

We encounter substantial competition from various sources.   In order to attract fans and market League-related merchandise and other products and services offered by the Company and the League, the Company and the League must successfully compete with (i) other basketball teams, including those in the National Basketball Association (“NBA”), to a certain extent the Women’s National Basketball Association  (“WNBA”) and the National Collegiate Athletic Association (“NCAA”), (ii) other professional and NCAA sports teams and (iii) other sporting and non-sporting sources of entertainment.  Given the established nature of many of those competitors, there can be no guarantee that the Company and the League will attract enough revenue from fans and other sources to be profitable.

We are dependent on our management team and the loss of these individuals would harm our business.  The Company’s business is materially dependent on the continued services of it senior management and other key personnel, particularly Joe Newman, Richard Tinkham, Tom Doyle, John Salley and Darren Cioffi.  While the Company expects to enter into two-year employment agreements with those persons and Brad Hester, it does not carry "key person" insurance on any of them or any other employees.  There is no assurance that any of the members of our team will remain employed by us. The Company also expects that it will need to hire additional personnel during the next twelve months. Because of competition for personnel, the Company may be unable to retain its current key employees or attract or retain other highly qualified employees in the future.  If the Company does not succeed in attracting new personnel or retaining and motivating current personnel, its business could be adversely affected.

Dependence on Success of Teams and League.   Although the Company will derive no revenue from ticket sales made by the teams in the League, the Company and the League are dependent upon the continued operation of individual teams.  The Company has limited control over team management, team funding and sponsorship and may not be able to assure compliance with play, promotion and other commitments required. If a substantial number of the teams do not operate, the Company’s merchandising sponsorships and other revenue-generating possibilities will be materially harmed.

License from NBA.   The commercial use of the trademarks “ABA” and “American Basketball Association” (the “Licensed Marks”) by the Company, alone or in combination with other words, phrases and designs, is governed by a license agreement (the “License”) with NBA Properties, Inc. (the “NBA”). The NBA granted the current License to the Company and two other entities.  These two other entities have no involvement in the ownership or operation of the Company or of the League.  These two other entities are owned by persons who include principal shareholders of the Company.  These other entities are currently inactive and are expected to be dissolved.  Although the Company believes that other equity owners of these inactive entities have no valid rights to or claims against the Company under the License, no assurance can be given that these entities or their other beneficial owners will not make any claims against the Company under the License or otherwise. The scope of the License covers services and products, as well as manufacturing, distribution and selling practices.  The License contains product quality language.  Under trademark law, if a trademark owner issues a license without retaining the right to control product quality, it risks losing its ownership rights to the trademark.  Quality approval provisions require the licensee to cause licensed services and licensed products to meet and conform to high standards of style, quality and appearance.  The Company’s use of the Licensed Marks is deemed approval.  Notwithstanding, the NBA has discretion, using good faith, to revoke its approval of particular uses of the Licensed Marks that relate to gambling, adult content, or any other subject matter that would (i) damage or reflect unfavorably upon the NBA, any of its member teams, or the original ABA, (ii) violate provisions of the License or (iii) misuse, mutilate, dilute or otherwise tarnish the Licensed Marks.  The right to use the Licensed Marks under the License discontinues upon expiration or termination of the License, except for sell-off of inventory.  The License can end if the League ceases operations, is no longer owned or operated by a licensee, in the event of a change of control or material change of management or if product quality concerns are not corrected after notice. Management believes that the Company has complied with the requirements and conditions of the License and intends to meet its requirements and conditions, and has received no notice otherwise.  The Company’s loss of rights to the Licensed Marks would be materially harmful to the Company and the League and could result in a complete loss of investment.

“Specific Business Risks.” Recently filed litigation could adversely affect the Company’s intellectual property. In or around December 2006 the ABA was advised that Steve Jaloza and Sol Fradella, 50% owners of ABA Founders & Properties LLC, filed an action against Joseph F. Newman, Richard P. Tinkham and American Basketball Association, Inc. The plaintiffs have alleged that they have non-exclusive rights to the same intellectual property and rights “that is the subject of the corporate transactions between and among ABA and/or Brax Capital Group and/or Souvall Page” and that “[p]otentially the plaintiffs in conjunction with [another individual] control the majority ownership of all ABA rights.” The Company believes that the pending actions and allegations are not meritorious, particularly insofar as they relate to the ABA and to the use of its intellectual property. The Company intends to defend this litigation aggressively, expects that the courts will concur with the Company’s views that these actions and claims are without merit and currently believes that the outcome, other than costs of suit, will not be materially adverse to the ABA. Nevertheless, an adverse judgment on these actions could materially harm the business of the Company. No assurance can be given that the Company’s position will be upheld or will prove to be correct over the course of litigation.

Securities of the Company are Speculative “Penny” Stock. The Company’s Shares are deemed a low-priced “penny” stock. An investment in the Company’s capital stock should be considered high risk and subject to marketability limitations.  Additionally, the Company’s shares are likely to continue to be thinly traded in the near future. As a result investors may be unable to sell at or near ask prices or at all if they desire or need to liquidate shares.

As defined in Rule 3a51-1 under the Securities Exchange Act, it will be more difficult for investors to liquidate their investment even if and when a market develops for the common stock. Until the trading price of the common stock rises above $5.00 per share, if ever, trading in the common stock is subject to the penny stock rules of the Securities Exchange Act specified in rules 15g-1 through 15g-10. Those rules require broker-dealers, before effecting transactions in any penny stock, to: (i) deliver to the customer, and obtain a written receipt for, a disclosure document; (ii) disclose certain price information about the stock; (iii) disclose the amount of compensation received by the broker-dealer or any associated person of the broker-dealer; (iv) send monthly statements to customers with market and price information about the penny stock; and (v) in some circumstances, approve the purchaser's account under certain standards and deliver written statements to the customer with information specified in the rules. Consequently, the penny stock rules may restrict the ability or willingness of broker-dealers to sell the common stock and may affect the ability of holders to sell their common stock in the secondary market and the price at which such holders can sell any such securities. These additional procedures could also limit our ability to raise additional capital in the future.

The Company’s common stock is listed for trading on the OTC Bulletin Board but currently trades sporadically or by appointment, meaning that the number of persons interested in purchasing common shares at or near ask prices, or at all, at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that the Company is a small company that is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume. Even if the Company comes to the attention of such persons, these persons tend to be risk-averse and may be reluctant to follow an unproven, early stage company such as the Company or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. An active trading market for our common stock may never develop or if it develops, it may not be sustained, which could affect the ability of purchasers to sell their  securities. There may be periods of several days or more when trading activity in shares is minimal or non-existent, as compared to the trading activity of a more seasoned  issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. There is no assurance that a broader or more active public trading market for common shares will develop or be sustained, or that any trading levels will be sustained.

There has been no active market for our common stock and our stock price may be volatile and could decline, resulting in substantial losses for those who purchase our securities. Quoted prices for shares are affected by various factors, including stockholder expectations, financial results, the introduction of new products by us and our competitors, success of the League, general economic and market conditions, estimates and projections by the investment community and public comments by other persons and many other factors, many of which are beyond our control. The Company may be unable to achieve earnings forecasts, which may be based on projected volumes and sales of many product types and/or new products, certain of which are more profitable than others. There can be no assurance that the Company will achieve projected levels or mixes of product sales that it will attract new teams, capable team ownership or substantial fan interest. As a result, stock prices may be subject to significant volatility and stockholders may not be able to sell stock at attractive prices, if at all.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the historical financial statements and other financial information appearing elsewhere in the Report.

Business Plan Overview

Our primary business is (i) operating the American Basketball Association (the “League”), a professional basketball league currently composed of about 47 independently-owned teams located in the United States, Mexico and Canada, (ii) marketing League-related merchandise and other products and services offered by the Company and the League and (iii) developing or expanding media outlets and ancillary entertainment businesses that complement the League’s operations.

Background

The original American Basketball Association league (the “Original ABA”) existed for nine full seasons, starting in 1967. It was known as the “lively” league that created the three-point shot, and it was the “frontier” league that brought modern professional basketball to many “hoops-crazy” cities. During that time, the Original ABA competed with the more established, rival NBA for players, fans, and media attention until 1976 when ABA teams were absorbed into the NBA and the original ABA ceased to exist.

The League commenced play under the current banner and management in 2004 as the American Basketball Association. The League is a new professional basketball league and is not a continuation of the Original ABA whose teams were absorbed into the NBA in 1976.  Since 2004, the League has grown to more than 30 teams competing in last year’s League championship, and 50 teams competing during 2005. The League continues to gain acceptance as a fan-pleasing entertainment experience that emphasizes basketball skills and fast-paced games at affordable prices. The League continues the Original ABA tradition of innovation in its efforts to bring diverse, fan-friendly, exciting basketball to its fans.  Management believes that the “ABA” name remains synonymous with innovative and spirited basketball, the 3-point play, “Dr. J.” (former star player Julius Erving) and slam dunk contests, all of which have contributed significantly to the growth and development of professional basketball as it has become known throughout the world.

The Company’s Role.

Management views one of its principal operating challenges ahead to be how to maximize the League’s brand recognition in combination with new initiatives and today’s new revenue possibilities. Management believes that, in addition to basketball, the League’s fans also share an interest in music and emerging pop culture and that they provide reference points for what are new and hot trends in the pop-culture. The Company intends to capitalize on the demographic composition of that fan base and branch into music and entertainment. In the process, management believes that fans will not only competitively attractive value for the $10-

12 ticket price and that the League will be transformed into a formidable sports and family entertainment experience.  This approach to League expansion will in management’s view provide the League with the potential to grow until the total market reach may be as high as 100 cities and towns in the United States, Mexico, and Canada.  While League cities will be both large and small (including, for example, New York, Los Angeles, Dallas, Chicago and Detroit, as well as Bellingham, Washington, Rockville, Maryland, Burlington, Vermont and Waco, Texas) management expects all to have basketball and music fans in significant and growing numbers.

Critical Accounting Policies and Estimates

Financial Statements

The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity.  The accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

The accompanying financial statements have been prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As reported in the financial statements, the Company has incurred losses of approximately $15,439,937 from inception of the Company through September 30, 2006, and has negative cash flows from operations. The Company's stockholders' deficiency at September 30, 2006 was $715,234 and its current liabilities exceeded its current assets by $721,516.These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address and alleviate these concerns are as follows:

The Company's management continues to develop a strategy of exploring all options available to it so that it can develop successful operations and have sufficient funds to be able to operate over the next twelve months. As a part of this plan, management is currently in negotiations with their target industries' key players to develop additional business opportunities. In addition, management is exploring options in order to raise additional operating capital through debt and/or equity financing. No assurance can be given that funds will be available, or, if available, that it will be on terms deemed satisfactory to management.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these Uncertainties.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments that are purchased within three months or less of an instruments maturity date to be cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at invoiced amounts less an allowance for doubtful accounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on history of past write-offs and collections and current credit conditions.  The Company’s policy is not to accrue interest on past due trade receivables.  Management has established an allowance for doubtful accounts of $25,000 as of September 30, 2006 which reduced the net accounts receivable balance to $900 as of September 30, 2006.  The Company did not carry accounts receivable at September 30, 2005

.

Property and Equipment

Property and equipment are recorded at cost and includes expenditures for new additions and those, which substantially increase the useful lives of existing assets.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which is generally five years.  Expenditures for repairs or maintenance are charged to expense as incurred.  The cost of property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the year of disposal with the resulting gain or loss reflected in earnings.

Stock-based Compensation

As allowed by Statement of Financial Accounting Standards (SFAS or SFAS) Statement No. 148, “Accounting for Stock Based Compensation – Transition and Disclosure” (SFAS 148), which amends SFAS Statement No. 123, “Accounting for Stock Based Compensation”, the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and to adopt the disclosure-only provisions as required under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), and Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure (SFAS No. 148).  The Company accounts for stock awards to nonemployees in accordance with the provisions of SFAS 123 and SFAS 148, and Emerging Issues Task Force Consensus No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” EITF 96-18.  Under SFAS 123, SFAS 148, and EITF 96-18, stock awards issued to nonemployees are accounted for at their deemed fair value based on independent valuations using an option-pricing model, or other means as appropriate.

In December 2004, the FASB issued Statement No. 123R (SFAS 123R), “Share-Based Payment,” a revision of SFAS 123.  SFAS 123R requires the measurement of all stock-based payments to employees, including grants of employee stock options and stock purchase rights granted pursuant to certain employee stock purchase plans, using a fair-value based method and the recording of such expense in operations.  The accounting provisions of SFAS 123R for the Company are effective, and will be adopted, for the year ended December 31, 2006.  The proforma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  SFAS 123R provides two alternatives for adoption:  (1) a modified prospective” method in which compensation cost is recognized for all awards granted subsequent to the effective date of this statement as well as for the unvested portion of awards outstanding as of the effective date; or (2) a “modified retrospective” method which follows the approach in the “modified prospective” method, but also permits entities to restate prior periods to record compensation cost calculated under SFAS 123 for the proforma disclosure.  The Company has not yet determined which method of adoption it will apply.

The adoption of SFAS 123R may have an impact on the Company’s results of operations, although it will have no impact on the Company’s overall financial position.  The impact of adopting SFAS 123R cannot be accurately estimated at this time, as it will depend on the market value and the amount of stock-based awards granted in future periods.  However, had the Company adopted SFAS 123R in a prior period, the impact would approximate the impact of SFAS 123, using the Black-Scholes model.  SFAS 123R also requires tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow, in the Statements of Cash Flows.  Excess tax deductions for future periods cannot be accurately estimated at this time, as they depend on the timing of stock option exercises and the Company’s share price on the exercise date.

Revenue Recognition

Revenues are expected to be generated from a number of sources including national sponsorships, market reservation fees, broadcasting revenue and basketball and other merchandise sales.  It is expected that sponsorship and broadcasting revenue will be recognized over the period of the agreements; market reservation fees will be recognized when receipt is assured; and merchandise sales less returns and allowances will generally be recognized when title and risk of product loss is transferred to the buyer.  Such risk of product loss is expected to generally coincide with the time of shipment.

Advertising

The Company charges advertising costs to expense as incurred.  Advertising expenses amounted to $0 for the period ended September 30, 2006, and $4,199 for the period ended September 30, 2005.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes.  Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes.  Those differences relate primarily to fixed assets (use of different depreciation methods and lives for financial statement and income tax purposes), noncash stock compensation charges, start up costs, and certain accrued expenses (use of accrual method for financial statement purposes and cash method for income tax purposes).  The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards, and tax credit carryforwards that are available to offset future income taxes.

Earnings per Share

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At September 30, 2006, all common stock equivalents were anti-dilutive.

Results of Operations

The following discussion relates to the historical financial statements of American Basketball Association and should be read in conjunction with the financial statements and related notes.

Comparison of Nine Months Ended September 30, 2006 and 2005

Net revenues increased by 24.16% from $264,085 for the nine months ended September 30, 2005 to $327,877 for the nine months ended September 30, 2006.  The improvement in revenues was a result from merchandise sales and market reservation fees.

Cost of revenues as a percentage of net revenues increased from 9% of net revenues for the nine months ended September 30, 2005 to 10.3% of net revenues for the nine months ended September 30, 2006. The increase is in direct relation to the increase in merchandise sales as a component of net revenues.

Compensatory element of stock transactions decreased from $13,451,110 for the nine months ended September 30, 2005 to $0, for the same period ended September 30, 2006.  No stock compensation was issued for this period.

Selling, general and administrative expenses increased from $569,882 for the nine months ended September 30, 2005, to $923,762 for the nine months ended September 30, 2006.  The increase is due to the addition of personnel as well as increased accounting, legal and other professional services related to the reverse merger.

Liquidity and Capital Resources

At September 30, 2006, our cash totaled $36,719.

Net cash used in operating activities was $289,453 for the nine months ended September 30, 2005 compared to cash used in operating activities was $384,440 for the nine months ended September 30, 2006.  The increase in cash used relates to the hiring of additional administrative staff required to implement the Company's business plan as well as additional accounting, legal and other professionals needed to prepare the company for the reverse merger.

Net cash used in Investing activities was $0 for the period ended September 30, 2005 compared to net cash used in investing activities of $ 0 for the nine months ended September 30, 2006.

Net cash provided from financing activities was $262,785 for the period September 30, 2005 as compared to net cash provided from financing activities of $400,000 for the nine months ended September 30, 2006.  The $400,000 represents proceeds from convertible bridge loans provided by investors. Those investors converted the bridge loans into shares of common stock on completion of the reverse merger.

Comparison of Years Ended December 31, 2005 and 2004

Net revenues increased by 9% from $414,093 for the year ended December 31, 2004 to $449,666 for the years ended December 31, 2005.  The improvement in revenues was a result from merchandise sales increasing from $34,643 for the year ended December 31, 2004 to $74,496 for the year ended December 31, 2005..

Cost of revenues as a percentage of net revenues increased from 8% of net revenues for the year ended December 31, 2004 to 19.5% of net revenues for the year ended December 31, 2005. The increase is on direct relation to the increase in merchandise sales.

Compensatory element of stock transactions increased from $0 for the year ended December 31, 2004 to $13,451,110, for the year ended December 31, 2005.  The Company’s Board of Directors approved cumulative compensation of $500,000 for two members of management for both (a) year ended December 31, 2005 and (b) the period April 21, 2004 (inception) through December 31, 2004.  The Company also assumed additional liabilities for deferred compensation owed to the same members of management in the amount of $496,750 on April 21, 2004 (inception).  Through May 1, 2005, the Company paid a portion of such compensation when sufficient cash flow was available.  Cumulative compensation paid from these arrangements amounted to $240,300 and $97,100 for 2005 and 2004, respectively.  On May 1, 2005 the Company converted its entire $1,159,350 outstanding balance of accrued compensation to 14,350,760 shares of the Company’s no par value common stock in exchange for full satisfaction of the liability.  As such, accrued compensation on the Company’s December 31, 2005 and 2004 balance sheets amounted to $0 and $899,650, respectively.  Management estimates the fair value of the common stock to be $1.00 per share at the date of issuance.  In addition to recording $899,650 of deferred compensation from April 21, 2004 (inception) through December 31, 2004, management recognized non-cash stock based compensation expense amounting to $13,451,110 on May 1, 2005.  The stock based compensation is included in the Company’s Statements of Operations as a component of operating expense for the year ended December 31, 2005.

Selling, general and administrative expenses increased from $746,108 for the year ended December 31, 2004, to $840,826 for the year ended December 31, 2005.  The increase is due to the addition of personnel as well as increased operating costs.

Liquidity And Capital Resources

At December 31, 2005, our cash totaled $21,159.

Net cash provided in operating activities was $36,934 for the year ended December 31, 2004 compared to cash used in operating activities was $369,837 for the year- ended December 31, 2005.  The increase in cash used relates to the hiring of additional administrative staff required to implement the Company's business plan.

Net cash used in Investing activities was $0 for the period ended December 31, 2004 compared to net cash used in investing activities of $ 7,786 for the twelve months ended December 31, 2005.  The increase in cash used for Investing Activities was due to the purchase of additional computers which were necessary due to the hiring of administrative staff.

Net cash provided from financing activities was $0 for the period December 31, 2004 as compared to net cash provided from financing activities of $361,848 for the twelve months ended December 31, 2005.  The $361,848 represents proceeds from the sale of common stock in order to meet current operating activities.

In view of our accumulated deficit and recurring losses there is substantial doubt about our ability to continue as a going concern.  In this regard management is adopting a plan for the development of our merchandising, sponsorship, media and market reservation product lines as well as seeking additional capital through the private sale of our debt or equity securities.  There is no assurance that we will complete any financing or that we will achieve profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We expect to fund development expenditures and incur losses until we are able to generate sufficient income and cash flows to meet such expenditures and other requirements.  We do not currently have adequate cash reserves to continue to cover such anticipated expenditures and cash requirements. These factors, among others, raise substantial doubt about our ability to continue as a going concern.

The discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to income tax and marketing related agreements with our affiliates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

FORWARD-LOOKING STATEMENTS

The discussion in this Report on Form 8-K contains forward-looking statements that involve risks and uncertainties.  The statements contained in this Report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our expectations,  beliefs, intentions or strategies regarding the future. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements. Our actual results could differ materially from those described in our forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our unproven business model and a limited operating history in a new and rapidly evolving industry; our ability to implement our business plan; our limited cash resources, and our ability to manage our growth, retain and grow our customer base and expand our service offerings.

We make forward-looking statements in the "Management's Discussion and Analysis of Financial Condition and, Results of Operations" above. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations, intentions and assumptions and other statements that are not historical facts. We generally intend the, words "expect", "anticipate", "intend", "plan", "believe", "seek", "estimate"  and similar  expressions to identify forward-looking statements.

This  Report on Form  8-K  contains  certain  estimates  and plans related  to us and the  industry  in which we  operate,  which  assumes  certain events,  trends and activities will occur and the projected information based on those assumptions.  We do not know that all of our assumptions are accurate.  In particular,  we do not know what level of growth will exist in our industry,  if any, and  particularly in the foreign markets in which we operate,  have devoted resources  and in which we shall seek to expand.  If our assumptions are wrong about any events,  trends and  activities,  then our estimates for future growth for our business may also be wrong. There can be no assurances that any of our estimates as to our business growth will be achieved.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS

 AND CONTROL PERSONS

Identity of Directors and Executive Officers

See Item 5.02 below.

Family Relationships

There are no family relationships by or between any of the directors or executive officers, except that Brad Hester, a Vice President of the ABA, is a stepson of Joseph F. Newman, the Company’s President.

Pending Legal Proceedings

To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 50,000,000 shares of Common Stock, no par value per share and 10,000,000 shares of Preferred Stock, no par value per share. On completion of the Merger 25,542,017 shares of common stock are deemed outstanding. There are no shares of Preferred Stock outstanding.

Common Stock

The holders of our Common Stock are entitled to one vote per share on all matters submitted to the stockholders. Our Common Stock is not subject to redemption or to liability for further calls or assessments. Holders of our Common Stock will be entitled to receive such dividends as may be declared by our Board of Directors out of funds legally available therefor and to share pro rata in any distribution to stockholders. We do not anticipate paying cash dividends on the common stock in the foreseeable future. Our stockholders have no conversion, preemptive, redemption or other subscription rights. Shares of authorized and unissued Common Stock are issuable by the Board of Directors without any further stockholder approval. In the event we dissolve, liquidate, or wind up, the holders of common stock are entitled to share equally and ratably in the assets available for distribution after payments are made to our creditors and to the holders of any outstanding preferred stock we may designate and issue in the future with liquidation preferences greater than those of the common stock.

Preferred Stock

Our Board of Directors is authorized , without further shareholder action, to divide any or all shares of our authorized preferred stock into series and to fix and determine the designations, preferences and relative participating, optional or other dividend rights, liquidation preferences, redemption rights and conversions or exchange privileges. The issuance of shares of Preferred Stock under certain circumstances could adversely affect the voting power of the holders of Common Stock and may have the effect of delaying, deferring or preventing a change in control of the Company. As of the date of this Current Report, the Company has no plan or arrangement for the issuance of any shares of Preferred Stock.

Warrants

Generally.  Prior to the exercise of any Warrants, holders of such Warrants will not have any rights of holders of the securities purchasable upon such exercise, including the right to receive payments of dividends, if any, on the securities purchasable upon such exercise, statutory appraisal rights or the right to vote such underlying securities.

As of the date of this Report the Company, after giving effect to the Merger, has warrants that are exercisable to purchase

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1,675,000 shares of common stock at $1.20 per share,

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500,000 shares of common stock at $0.75 per share, and

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500,000 shares of common stock at $0.25 per share.

The Company also has issued and outstanding warrants to purchase 184,250 Units at a purchase price of $1.20 per Unit. Each Unit consists of two shares of common stock and a warrant that allows the holder to acquire one share of common stock at an exercise price of $1.20 per share. See Item 1.01 above.

We have authorized and reserved for issuance the shares of common stock issuable upon exercise of these warrants. The warrant exercise price and the number of shares of common stock issuable upon exercise of the warrants are subject to adjustment in the event of, among other events, a stock dividend on, or a subdivision, recapitalization or reorganization of the common stock, or the merger or consolidation of this company with or into another corporation or business entity. The Company is not required to issue fractions of shares upon exercise of the Warrants; if any fraction of a share is issuable upon exercise of a Warrant, the Company will round such fraction up or down to the nearest whole share of common stock.

Registration Rights. In December 2006 the ABA completed a private placement of shares and warrants to institutions and several other individual investors. See Item 1.01 above.  The ABA is obligated to register these securities for resale by filing a registration statement with the United States Securities and Exchange Commission no later than March 21, 2007 and to have that registration statement declared effective no later than May 10, 2007.  In connection with its acquisition of the ABA, the Company assumed the obligations to register these shares, including the shares underlying the Warrants.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY

AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are traded on the OTC Bulletin Board under the symbol “SVAP”; however, there is not and has not been any "established trading market" for these securities. Following the Company’s name change to “American Basketball Association, Inc.” effective December 21, 2006, we obtained another trading symbol, “ABKB,” that is effective as of January 4, 2007.

There has never been a publicly-traded market for the securities of the ABA.

No assurance can be given that any “established trading market” will ever commence, or continue, if one does commence. The resale of "restricted securities" and other securities of our Company that are currently outstanding or that may be issued in the future could have an adverse effect on any such market that may commence or exist in the future.  All of the shares of the Company’s common stock that were issued and outstanding immediately prior to the closing of the Share Exchange and Share Purchase were either “freely tradable” or have satisfied all requirements of Rule 144 to be publicly traded. Certain shareholders owning approximately 1,712,240 shares of the Company’s common stock have entered into Lock-Up/Leak-Out Agreements that subject those shares to limitations on resale. The Company has eased the restrictions created by these agreements to allow the holders of those shares to sell in the aggregate up to (i) 20% of their shares during the period commencing January 8, 2007 through February 7, 2007 and (ii) an added 20% of their shares during the period commencing February 8, 2007 through March 7, 2007. Thereafter, these agreements and the restrictions on resale shall terminate. Through March 7, 2007 these shareholders may sell those shares only  in accordance with the “manner of sale” and “brokers' transaction” requirements of Rule 144.  The lock-up period for all of these shares expires on March 8, 2007.  The board of directors of the Company reserves the right further to loosen these restrictions if deemed appropriate in the exercise of its judgment to do so. Sales of these shares may cause may adversely impact share prices and volatility of price swings for our common stock.

On or after December 21, 2007, all of the shares of our common stock issued in connection with the merger will be available for public resale under Rule 144.

Rule 144

In general, Rule 144 allows a shareholder (or shareholders) whose shares are aggregated who has beneficially owned our shares of common stock for at least one year and who files a Form 144 with the SEC to sell within any three-month period commencing 90 days after the date of this prospectus a number of shares of our common stock that does not exceed the greater of: (i) 1% of the number of shares then outstanding or (ii) the average weekly trading volume of the shares of our common stock during the four calendar weeks preceding the filing of the Form 144 with respect to such sale. Sales under Rule 144, however, are subject to specific manner of sale provisions, notice requirements, and the availability of current public information about our company. We cannot estimate the number of shares our existing shareholders will sell under Rule 144, as this will depend on the market price for our shares, the personal circumstances of the shareholders, and other factors.

Rule 144(k)

Under Rule 144(k), in general, a shareholder who has beneficially owned shares of our common stock for at least two years and who is not deemed to have been an affiliate of ours at any time during the immediately preceding 90 days may sell such shares without complying with the manner of sale provisions, notice requirements, public information requirements, or volume limitations of Rule 144. Affiliates of our company, however, must always sell pursuant to Rule 144, even after the otherwise applicable Rule 144(k) holding periods have been satisfied

Dividend Policy

We have not declared any cash dividends with respect to our common stock and do not expect to declare cash dividends on our common stock in the foreseeable future. Any future determination relating to our dividend policy will be made at the discretion of our board of directors and will depend on a number of factors that include but are not limited to, future operating results, capital requirements, financial condition, future prospects and in other factors that our board of directors may deem to be relevant at the time such payment or payments may be considered.  The ABA has not declared or paid any dividends since its inception.

Code of Ethics

We are in the process of adopting a Code of Ethics for our executive officers to be applicable to all employees and directors. We expect to adopt such a Code of Ethics at our next regularly scheduled Board of Directors meeting.

RECENT SALES OF UNREGISTERED SECURITIES

In connection with the Merger Agreement we issued to holders of ABA securities

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22,518,153 shares of our common stock,

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Warrants to purchase 1,675,000 shares of common stock at $1.20 per share,

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Warrants to purchase 500,000 shares of common stock at $0.75 per share, and

•

Warrants to purchase 500,000 shares of common stock at $0.25 per share.

  We issued the Exchanged Placement Warrants to purchase 184,250 Units to the placement agent and a finder. The Exchanged Placement Warrants have a term of three years and have a purchase price of $1.20 per Unit.  Each Unit consists of two shares and a warrant having the terms described above.

We also issued 300,000 shares to a former officer, director and principal shareholder of Souvall-Page and Company, Inc. as partial consideration for his indemnifying and holding the Company harmless from liabilities and claims that may have existed prior to the Merger.

We believe that the offer, sale and issuances of these securities were exempt from the registration requirements of the Securities Act pursuant to Sections 4(2) and 4(6) thereof and Rule 506 of Regulation D.  See Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Items 1.01, 2.01 and 5.01 above.

Pursuant to the Merger Agreement, those persons serving as the directors and executive officers of the Company prior to the closing of the Merger Agreement resigned their positions effective upon such closing and those persons set forth below were elected and/or appointed to serve as the new directors and/or executive officers of the Company, to serve until the next respective annual meetings of our stockholders and our Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

The following is a summary of the business experience of each of our current directors and executive officers:

Directors and Executive Officers

The following table sets forth information regarding our directors and executive officers:

Name	Age	Position

Joseph F. Newman	69	Chairman of the Board (a Director position) and Chief Executive Officer
Richard P. Tinkham, Jr.	73	Secretary, Special Counsel and a Director
Thomas E. Doyle	43	President, Chief Operating Officer and a Director
John Salley	43	League Commissioner and a Director
Darren Cioffi	41	Chief Financial Officer and Controller
Brad Hester	40	Vice President of Team Operations
David Howitt	38	Director

Joseph F. Newman has been Chairman of the Board of the Company and its Chief Executive Officer since 2004.  Mr. Newman has a background in the advertising and media business, having served for twenty years as owner, Chief Executive Officer and President of Joe Newman Advertising, Inc., an Indianapolis-based advertising agency (the “Agency”).  The Agency worked with companies such as the Indian Pacers, Paramount Pictures, Ice Capades, Ringling Bros. Circus, RCA, Whirlpool, KFC, Arby's Roast Beef and Burger King.  During that time, Mr. Newman also owned The Remote Unit, an audio-video production company, and KVOV Radio in Las Vegas, NV.  After selling the Agency in 1983, Mr. Newman entered the broadcast business as President, Chief Executive Officer and co-owner of Alliance Broadcasting Group, Inc., the owner of 16 radio stations in Florida, North Carolina, South Carolina, Indiana and Michigan.  He was also the owner of several KFC restaurants and Chief Executive Officer of Dylan USA, a manufacturer of magnesium racing wheels.  Mr. Newman and his wife Connie have also appeared on television and radio for many years with a series of shows, including  “The House Detective,” “Dining Out with Connie and Joe,” “No Holds Barred” and the “Sunday Morning Sales Meeting.”  A noted sales consultant, Mr. Newman’s “People First Selling” course is offered via the Internet at www.peoplefirstselling.com. He has received numerous community service awards, including Casper Awards for his work with the YMCA of Greater Indianapolis and Indiana Black Expo, the Spirit of Life Award from the City of Hope Hospital in Los Angeles, and several “Man of the Year” Awards from Hispanic groups and chambers of commerce in Chicago.

Richard P. Tinkham, Jr. has been a Director of the Company and its Secretary since 2004.  Mr. Tinkham has served on active duty in the U.S. Marine Corps Reserves, attaining the rank of captain and conducted more than 100 trials as a general court-martial attorney.  In 1962, he co-founded an Indianapolis law firm that today is one of Indianapolis’ largest firms.  In 1975, he left that firm and began a merger and acquisition practice that specializes in helping small and medium-sized companies deal with the legal and financial complexities of start-up, growth and acquisition.  In 1967, Mr. Tinkham co-founded the American Basketball Association (“ABA”) and the Indiana Pacer professional basketball franchise, and served for two years as President of the ABA Board of Trustees.  During 1972-75, he was instrumental in the creation of Market Square Arena in Indianapolis and co-chaired the ABA merger committee that sent four ABA teams into the NBA and helped lead the ABA/NBA consolidation.  In 1987, Mr. Tinkham and his wife, Wynn, founded the Food Link, a church-based initiative, which distributes food and other necessities in inner city Indianapolis residents and they received the “Spirits of Indy” Award in 1994 from Catholic Social Services.  Mr. Tinkham is a native of Hammond, Indiana, where he was inducted into the DePauw University Sports Hall of Fame in 1999.  He played varsity basketball at DePauw University and was co-captain his senior year.  He also ran track and was State Champion in the quarter mile, half mile and mile relay.  After graduation from DePauw University, Mr. Tinkham earned his law degree at the University of Michigan in 1957.

Thomas E. Doyle was appointed as the Company's President and Chief Operating Officer and a Director of the Company in 2006.  Mr. Doyle has been a practicing attorney for over 15 years.  .  Mr. Doyle is admitted to practice in the state of Maryland and the District of Columbia, and is also admitted to practice before the Supreme Court of the United States.  His professional affiliations include memberships in the American Trial Lawyers Association and the American Bar Association.  Mr. Doyle is an adjunct professor of law at Montgomery College and a frequent lecturer to the community on issues of Consumer Fraud and Consumer Rights.  In 2004, Mr. Doyle became the owner of the Maryland Nighthawks, one of the teams in the League, and has grown and established the Nighthawks as one of the League’s premier organizations.  Mr. Doyle is a graduate of the University of Maryland and the George Mason School of Law.

John Salley became the League’s Commissioner and a Director of the Company upon completion of the Share Exchange.   Mr. Salley, a 15-year NBA veteran, was the first NBA player to win four championships with three different teams.  During the 1980s, Mr. Salley was a member of the Detroit Piston “Bad Boys” squad, which included Isaiah Thomas, Dennis Rodman and Bill Limber.  He then played in Chicago with Michael Jordan as part of the Bulls 1996 championship team.  In 1999, Phil Jackson invited Mr. Salley to be a member of and play for the 1999-2000 Los Angeles Lakers’ championship team.  After his retirement from the NBA in 2000, Mr. Salley explored has been involved in both television and film.  He has hosted “BET Live”, a talk show on Black Entertainment Television for eight months as well as being a studio commentator for NBC’s NBA pre-game show “NBA Showtime.”   Mr. Salley is currently serving as the co-host of the Emmy nominated, critically acclaimed “The Best Damn Sports Show Period” on Fox Sports Net.  In addition, until recently, he was the host of “The John Salley Block Party” on 100.3 “The Beat” Morning Show.  Mr. Salley has also made numerous television guest appearances, including “Rescue Me” and “The Big Idea with Donnie Deutsch,” among others.  Mr. Salley  was also a celebrity guest judge and host for Reality TV shows airing on TBS, ABC, and Nickelodeon and has hosted the Southern Sports Awards show airing on Fox Sports, the CTPAA (Cable TV Public Affairs Association) Beacon Awards show and the CTAM (Cable & Telecommunications Association for Marketing) Mark Awards.  Mr. Salley has had film roles in “Bad Boys I” and “Bad Boys II”, starring Will Smith and Martin Lawrence, in “Eddie,” with Whoop Goldberg, and in “Coast to Coast”, directed by Paul Mazurka and starring Richard Dreyfuss, Judy Davis and Selma Blair, which was released on Showtime.  He has also had roles in “Ladies Night” on the USA Network and in the ABC Christmas movie starring George Lopez entitled “Naughty or Nice.”  Mr. Salley and his brother Jerry head “The Salley Foundation,” a charitable entity.  Mr. Salley is also involved with raising awareness to the AIDS pandemic by working in conjunction with VH1 and The Global Fund and is actively involved with Operation Smile, traveling to Brazil on a mission with the organization to help change the lives of children all over the world.  Mr. Salley regularly contributes articles to Wine Spectator and Cigar Aficionado, along with Se7en and Post USA Magazine.

Darren Cioffi has been chief financial officer of the Company since December 2006. Since 2001, when he established Cioffi Business Management Services Mr. Cioffi has assisted small and medium businesses, including public companies, on SEC accounting/filing, Sarbanes Oxley , other standard compliance measures as well as financial reporting and management. Mr. Cioffi has served as Chief Financial Officer of Web2 Corp since September 2004. He is a co-owner of the Strong Island Sound, a professional basketball club which is also a member of the American Basketball Association. Mr. Cioffi has held several positions in the consulting and technology industry including Chief Operating Officer of Thinkersgroup.com, where he was responsible for the development and implementation of the organizational structure as well as day-to-day operations. Vice President of Consulting Services for Total Business Solutions, where he specialized in the implementation and sales of Customer Relationship Management and Back office Accounting Solutions through one on one and group collaboration with Total Business Solutions clients. From 1995 - 1998, he served as Controller and Vice President of Sales for Comptech Resources. While at Comptech, he helped the company earn the distinction as the first Platinum reseller of GoldMine software on Long Island. He also developed Long Island's first GoldMine authorized training center. Mr. Cioffi has consulted and implemented Great Plains, RealWorld and Solomon Accounting Software systems for a variety of businesses. In October 1998, following Paratech Resources, Inc.'s acquisition of Comptech, Mr. Cioffi was named General Manager of Consulting Services. He also spent two years in public accounting for the firm of Pannell. Kerr Forster and served as Assistant Controller for the Seafield Center from 1991-1995.Mr. Cioffi earned a BS in Accounting from Long Island University. He is also a member of the National Society of Accountants and is accredited by the Accreditation Council for Accounting & Taxation, Inc.

Brad Hester became the Company's Vice President of Team Operations in 2006.  Prior to joining the Company, Mr. Hester served for twelve years in the management of Lowes, where he specialized in operations, human resources and marketing.  Mr. Hester is the stepson of Joseph Newman.

David Howitt has been a Director of the Company since 2006.  Mr. Howitt is an attorney, businessman, investor and entrepreneur.  He is President of The Meriwether Group, a business acceleration and consulting firm with clients including Converse, adidas, K-Swiss, IMG, AND1, and others.  He is also President of Meriwether Capital Partners, a venture capital fund focusing on investing in early-stage companies.  Before founding The Meriwether Group and Meriwether Capital Partners, Mr. Howitt was Director of Licensing and Business Development for addidas America. He serves on the Boards of Directors of several public, private and not-for-profit companies.

Subject to prior resignation or removal, the Company’s directors serve until the next annual meeting of shareholders or until their successors are elected or appointed and duly qualified. Officers are appointed by the Board of Directors and serve in that capacity until resignation or removal. Other than Brad Hester, who is the stepson of Joseph Newman, there are no family relationships by blood, marriage or adoption among any directors and/or executive officers of the Company, and there are no arrangements or understandings between any director or executive officer and any other person pursuant to which such director or executive officer was selected for his or her office or position. Within the past five years (i) no petition under the federal Bankruptcy Act or any state insolvency law has been filed by or against any executive officer or director of the Company, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of any such persons, or any partnership in which any of such persons was a general partner at or within the two years before the time of such filing or appointment, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing or appointment and (ii) no director or executive officer of the Company has been convicted in a criminal proceeding (excluding traffic violations and other minor offenses).

Executive Compensation

The following table sets out the compensation that will be paid on a cash basis in the next twelve months to each of the Company’s five highest paid officers or directors and the Company’s officers and directors as a group. The table does not include (i) group life, health, hospitalization or other benefit plans which do not discriminate in scope, terms or operation in favor of officers or directors and which are available generally to all salaried employees or (ii) performance bonuses and other benefits that may be awarded or established.

Annual Compensation

Name and Principal Position	First Year	Salary	Bonus	Other Annual Compensation

Joseph F. Newman, Chairman of the Board and Chief Executive Officer	2006-2007	$ 160,000	-	-

Richard P. Tinkham, Jr., Secretary and Special Counsel	2006-2007	$ 160,000	-	-

Thomas E. Doyle, President and Chief Operating Officer	2006-2007	$ 120,000	-	-

John Salley, League Commissioner	2006-2007	$ 120,000	-	-

Darren Cioffi, Chief Financial Officer	2006-2007	$100,000	-	-

Brad Hester, Vice President of Team Operations	2006-2007	$ 72,000	-	-

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The Company’s board of directors may grant or award bonuses to each of the named executives based on performance and other criteria that have not been determined as of this date. The Company does not currently have a compensation committee. The Company provides or pays for health care insurance, may pay car allowances and intends to establish an equity compensation plan for its officers, other employees and directors.

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The foregoing table does not give effect to 637,500 shares of common stock granted by the ABA before the Merger to each of Thomas E. Doyle, our President and Chief Operating Officer and John Salley, our League Commissioner, as an added incentive bonus for their services. These shares may be deemed to be additional compensation to Mr. Doyle and to Mr. Salley.

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In January 2007, the board of directors received a compensation proposal submitted by Darren Cioffi that consists of his receiving an annualized fee or salary of $100,000 and an initial grant of 550,000 shares of common stock. The foregoing table does not give effect to any shares that may granted by the Company to Mr. Cioffi on approval of his terms of employment. If granted, these shares will constitute additional compensation to Mr. Cioffi.

Employment Agreements and Other Compensation Arrangements.

The Company proposes to enter into employment agreements having a two year term with each of Joseph Newman, Richard Tinkham, Tom Doyle, John Salley and Brad Hester providing for the annual salaries substantially as shown above. The Company also proposes to enter into a consulting agreement, having a base term of 24 months, with a management services company of which Mr. Cioffi is a principal and under the terms of which he will act as the chief financial officer of the Company.

Stock Option Plans

The Company anticipates implementing a stock option plan to enable attraction and retention of key employees, consultants, officers and directors who will contribute to the Company’s success.  No deferred compensation or long-term incentive plan awards were issued or granted to the Company’s former management for the periods ended December 31, 2005, 2004 or 2003 or to the Company’s current or former management for the period ending December 31, 2006.

Compensation of Directors

Except as described above, the Company does not compensate its directors for their services as such; however, the Company’s policy to reimburse directors for reasonable expenses incurred in attending meetings of the Board of Directors.

Directors who are also employees and/or officers of the Company do not receive any additional compensation in connection with their service on the Company's Board of Directors or committees of the Board of Directors. In addition, the Company currently does not have any specific compensation arrangement to pay non-employee Directors for service on the Company's Board of Directors although the Company anticipates that it may develop such a program in the future consisting of cash, stock, and/or a combination of cash and stock, to compensate non-employee Directors for attending meetings of the Board and/or committees of the Board in person and/or telephonically.

Limitation on Liability and Indemnification Arrangements.

The Company’s Articles of Incorporation provide that no director or officer shall be personally liable to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except with respect to (i) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (ii) the payment of improper distributions.  The limitation of liability provision does not eliminate a shareholder's right to seek non-monetary, equitable remedies such as injunction or rescission to redress an action taken by directors or officers.  However, as a practical matter, equitable remedies may not be available in all situations and there may be instances in which no effective remedy is available.

The Company’s Articles of Incorporation and Bylaws provide for the indemnification of the Company’s directors, officers, employees and agents to the full extent permitted by Utah law.  Under the law of the Company’s state of organization, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement that are actually and reasonably incurred in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than a "derivative action" by or in the right of the Company) if they acted in good faith and in a manner they reasonably believed to be in the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.  A similar standard of care is applicable in the case of a derivative action, except that indemnification only extends to expenses (including attorneys' fees) actually and reasonably incurred in connection with the defense or settlement of such an action.  The law of the Company’s state of organization further provides that the indemnification and advancement of expenses provided by, or granted pursuant to, provisions of said law is not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement or otherwise.

The Company has been advised that insofar as any of the foregoing provisions or agreements may be invoked to disclaim liability for damages under the Securities Act, it is the opinion of the Securities and Exchange Commission that such provision or agreement is against public policy as expressed in the Securities Act and is therefore unenforceable.

At present, there is no known pending litigation or proceeding involving any director or officer, employee or agent of the Company where indemnification will be required or permitted.  The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Indemnification Arrangements by Officers and Principal Shareholders

In connection with the merger the Company paid $300,000 to David Merrell a former officer, director and principal beneficial owner of the Company’s common stock, and also issued to him 300,000 shares of common stock in consideration for which David Merrell agreed to indemnify the Company for and against liabilities of and claims against the Company existing as of and through the date of the Merger.

In connection with the merger, Joseph F. Newman and Richard P. Tinkham agreed to indemnify the ABA for and against certain liabilities of and claims against the ABA existing as of and through the date of the Merger. Mr. Newman and Mr. Tinkham have each agreed to deposit 500,000 shares of common stock into an escrow as further security for this indemnity agreement.

No Involvement in Certain Legal Proceedings

To the knowledge of management, no present or former director, person nominated to become a director, executive officer, promoter or control person of our Company or of the ABA:

(1)    Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

(2)    Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

(i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)    Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

(5)    Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

(6)    Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

Audit, Nominating and Compensation Committees

We have no audit, nominating or compensation committees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

In connection with their services, Thomas E. Doyle and John Salley were each granted 637,500 shares of common stock by the ABA prior to the Merger Thomas E. Doyle is President and Chief Operating Officer of the Company, John Salley is League Commissioner, and each is a director of the Company.

Two officers of the Company are owners of ABA teams. Thomas E. Doyle is a principal owner of the Maryland Nighthawks and Darren Cioffi is a principal owner of Strong Island Sound. Although the Company is currently unaware of such circumstances, their team ownership interests may not be aligned at all times with the interests and objectives of the Company.

In connection with the merger the Company paid $300,000 to David Merrell a former officer, director and principal beneficial owner of the Company’s common stock, and also issued to him 300,000 shares of common stock in consideration for which David Merrell agreed to indemnify the Company for and against liabilities of and claims against the Company existing as of and through the date of the merger. Effective December 21, 2006, Chiricahua Investments, LLC, a company controlled by David Merrell, returned 26,400,000 shares to the Company and those shares were canceled pursuant to the terms of the Merger Agreement.

In connection with the merger, Joseph F. Newman and Richard P. Tinkham agreed to indemnify the ABA for and against certain liabilities of and claims against the ABA existing as of and through the date of the Merger. Mr. Newman and Mr. Tinkham have each agreed to deposit 500,000 shares of common stock into an escrow as further security for this indemnity agreement.

The Company has secured the marketing and other product consulting services of Meriwether Capital Group of which David Howitt, a director of the Company, is a controlling person. On January 3, 2007 The Meriwether Group Inc., of which David Howitt, a director of the Company, is an officer and controlling person entered into a consulting agreement with the ABA that is dated as of the agreement’s effective date of January 15, 2007. The agreement has a term of 24 months. Meriwether agreed to assist the ABA in developing and implementing a strategic sponsorship and licensing program for key merchandising categories that include uniforms, footwear, apparel, accessories, sport beverage, memorabilia and other agreed to categories. Meriwether also agreed to use its relationships with key brand managers and executives of internationally known sports, lifestyle, and food and beverage companies to assist the ABA in developing strategic licensing /supplier agreements and relationships. The ABA agreed to pay Meriwether

•

An initial payment of $12,500,

•

A retainer of $2,500 per month,

•

A $10,000 bonus for each major licensing/sponsorship transaction secured by Meriwether and deemed earned after the ABA has derived at least $50,000 or more in revenue over its term,

•

A 4% royalty from all revenue earned from any transaction that Meriwether brings to the ABA,

•

An award of 225,000 shares of common stock as a performance incentive, and

•

All reasonable and approved travel and out of pocket expenses incurred by Meriwether in providing its services to the ABA.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired.

American Basketball Association, Inc.
Report of Independent Registered Public Accounting Firm	F-3
Balance Sheets as of December 31, 2004 and December 31, 2005	F-4
Statements of Operations for the year ended December 31, 2005 and for the period from April 21, 2004 (Inception) to December 31, 2004	F-5
Statements of Stockholders’ Equity (Deficit) for the year ended December 31, 2005 and for the period from April 21, 2004 (Inception) to December 31, 2004	F-6
Statements of Cash Flows for the year ended December 31, 2005 and for the period from April 21, 2004 (Inception) to December 31, 2004	F-7
Notes to Financial Statements	F-8

American Basketball Association, Inc.
Balance Sheet as of September 30, 2004 (unaudited)	F-20
Statements of Operations for the Nine months ended September 30, 2006 and 2005 (unaudited)	F-21
Statements of Cash Flows for the Nine months ended September 30, 2006 and 2005 (unaudited)	F-22
Notes to Financial Statements	F-24

(b)

Pro forma Financial Information.

American Basketball Association, Inc. and Souvall-Page and Company, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements
Introduction	F-33
Balance Sheet at December 31, 2005	F-34
Statements of Operations for the year ended December 31, 2005	F-35
Statements of Operations for the nine months ended September 30, 2006	F-36

(c)

Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger Among Souvall-Page and Company, Inc. and ABA Acquisition Corp. and American Basketball Association, Inc.
2.2	Securities Purchase Agreement
10.1	Form of Investor Warrant
10.2	Employment Agreement - Joseph Newman
10.3	Employment Agreement - Richard P. Tinkham
10.4	Employment Agreement - Thomas E. Doyle
10.5	Employment Agreement - John Salley
10.6	Employment Agreement - Brad Hester
10.7	Form of ABA Team Reservation Agreement
10.8	Indemnification Agreement
10.9	Independent Consulting Agreement between American Basketball Association, Inc. and The Meriwether Group, Inc.
99.1	Press Release dated December 21, 2006

Part I, Item 8: Description of Securities.

10-KSB Annual Report for the year ended December 31, 2005, duly filed with the Securities and Exchange Commission on March 30, 2006

Part I, Item 1: Business.

10-QSB Quarterly Report for the quarter ended March 31, 2006, duly filed with the Securities and Exchange Commission on May 11, 2006, the Registrant's 10-QSB Quarterly Report for the quarter ended June 30, 2006, duly filed with the Securities and Exchange Commission on August 14, 2005, and the Registrant’s 10-QSB Quarterly Report for the quarter ended September 30, 2006, duly filed with the Securities and Exchange Commission on November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Basketball Association, Inc., a Utah corporation

Dated: January 5, 2007
By:_/s/ Joseph F. Newman Name: Joseph F. Newman
Title: Chief Executive Officer

AMERICAN BASKETBALL ASSOCIATION, INC.

Report of Independent Registered Public Accounting Firm

and Financial Statements

For the Year Ended December 31, 2005

and the Period from April 21, 2004

(Inception) to December 31, 2004

AMERICAN BASKETBALL ASSOCIATION, INC.

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

Page

F-3

Financial Statements

Balance Sheets

F-4

Statements of Operations

F-5

Statements of Changes in Stockholders’ Equity (Deficit)

F-6

Statements of Cash Flows

F-7

Notes to Financial Statements

F-8 – F-18

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

AMERICAN BASKETBALL ASSOCIATION, INC.

Indianapolis, Indiana

We have audited the accompanying balance sheets of AMERICAN BASKETBALL ASSOCIATION, INC., (the Company) as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders’ equity (deficit), and cash flows for the year then ended and period from April 21, 2004 (inception) to December 31, 2004.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AMERICAN BASKETBALL ASSOCIATION, INC., at December 31, 2005 and 2004, and the results of its operations and its cash flows for the year then ended and period from April 21, 2004 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company’s dependence on raising equity and developing income sources as well as inherent risks associated with a growth-stage business raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Somerset CPAs, P.C.

Indianapolis, Indiana

September 8, 2006

AMERICAN BASKETBALL ASSOCIATION, INC.
Balance Sheets
December 31, 2005 and 2004

	2005	2004
Assets

Current Assets
Cash and cash equivalents	$ 21,159	$ 36,934

Total Current Assets	21,159	36,934

Property and Equipment, net (Note 2)	7,451	-

Total Assets	$ 28,610	$ 36,934

Liabilities and Stockholders' Equity (Deficit)

Current Liabilities
Deferred compensation (Note 3)	$ -	$ 899,650
Other current liabilities	108,359	-

Total Current Liabilities	108,359	899,650

Total Liabilities	108,359	899,650

Stockholders' Equity (Deficit) (Note 6)
Common stock	1,000	1,000
Additional paid in capital	14,723,703	-
Retained deficit	(14,804,452)	(863,716)

Total Stockholders' Equity (Deficit)	(79,749)	(862,716)

Total Liabilities and Stockholders' Equity (Deficit)	$ 28,610	$ 36,934

The accompanying notes are an integral part of these financial statements.

AMERICAN BASKETBALL ASSOCIATION, INC.
Statements of Operations
For the Year Ended December 31, 2005 and for the Period from April 21, 2004 (Inception) to December 31, 2004

		Period from
		April 21, 2004
	Year Ended	(Inception) to
	December 31,	December 31,
	2005	2004
Net Revenues
Basketball sales	$ 74,496	$ 34,643
Market reservation fees	306,170	279,450
Radio and television income	5,000	-
Sponsor income	64,000	100,000
Total Net Revenues	449,666	414,093

Cost of Revenues
Basketball sales	62,689	28,251
Market reservation fees	25,000	6,700
Total Cost of Revenues	87,689	34,951
Gross Profit	361,977	379,142

Operating Expenses
Stock based compensation (Note 3)	13,451,110	-
Other operating expenses	840,826	746,108
Total Operating Expenses	14,291,936	746,108
Operating Loss	(13,929,959)	(366,966)
Other Income (Expense)
Interest expense (Note 4)	(11,095)	-
Other income	318	-
Total Other Income (Expense)	(10,777)	-

Net Loss before Provision for Income Taxes	(13,940,736)	(366,966)
Provision for Income Taxes (Note 5)	-	-
Net Loss	$ (13,940,736)	$ (366,966)
Earnings per Share (Note 7):
Loss per common share:
Basic loss per share	$ (1.61)	$ (366.97)
Diluted loss per share	$ (1.57)	$ (366.97)
Weighted average shares outstanding:
Basic	8,668,691	1,000
Diluted	8,878,280	1,000

The accompanying notes are an integral part of these financial statements.

AMERICAN BASKETBALL ASSOCIATION, INC.
Statements of Changes in Stockholders' Equity (Deficit)
For the Year Ended December 31, 2005
and for the Period from April 21, 2004 (Inception) to December 31, 2004

	Common Stock		Additional Paid in Capital	Retained Deficit	Total Stockholders' Equity (Deficit)
	Shares	Amount

Balances, April 21, 2004 (Inception)	-	$ -	$ -	$ -	$ -

Assumed deferred compensation expense incurred prior to April 21, 2004 (inception) (Note 3)	-	-	-	(496,750)	(496,750)

Issuance of no par value common stock, in April 2004 (Note 6)	1,000	1,000	-	-	1,000

Net loss	-	-	-	(366,966)	(366,966)

Balances, December 31, 2004	1,000	1,000	-	(863,716)	(862,716)

Issuance of no par value common stock for compensation services on May 1, 2005 (Note 3)	14,350,760	-	14,350,760	-	14,350,760

Conversion of note payable and accrued interest to no par value common stock on August 1, 2005 (Note 4)	510,943	-	510,943	-	510,943

Direct costs related to debentures and accrued interest converted to no par value common stock on August 1, 2005 (Note 4)	-	-	(138,000)	-	(138,000)

Net loss	-	-	-	(13,940,736)	(13,940,736)

Balances, December 31, 2005	14,862,703	$ 1,000	$14,723,703	$(14,804,452)	$ (79,749)

The accompanying notes are an integral part of these financial statements.

AMERICAN BASKETBALL ASSOCIATION, INC.
Statements of Cash Flows
For the Year Ended December 31, 2005
and for the Period from April 21, 2004 (Inception) to December 31, 2004

		Period from
		April 21, 2004
	Year Ended	(Inception) to
	December 31,	December 31,
	2005	2004
Cash Flows from Operating Activities
Net loss	$ (13,940,736)	$ (366,966)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities:
Compensation expenses converted to common
stock (Note 3)	13,451,110	1,000
Interest expense converted to common stock (Note 4)	11,095	-
Depreciation (Note 2)	335	-
Increase (decrease) in operating liabilities:
Deferred compensation	-	402,900
Other current liabilities	108,359	-
Net cash provided by (used in) operating activities	(369,837)	36,934

Cash Flows from Investing Activities
Capital expenditures (Note 2)	(7,786)	-
Net cash used in investing activities	(7,786)	-

Cash Flows from Financing Activities
Proceeds from issuance of common stock (Note 4)	499,848	-
Direct costs on conversion of debentures and related
accrued interest to common stock (Note 4)	(138,000)	-
Net cash provided by financing activities	361,848	-

Net Increase (Decrease) in Cash and Cash Equivalents	(15,775)	36,934
Cash and Cash Equivalents, Beginning of Year	36,934	-
Cash and Cash Equivalents, End of Year	$ 21,159	$ 36,934

Supplemental Cash Flow Disclosures
Income taxes paid	$ -	$ -
Interest paid	$ -	$ -
Noncash activities:
Issuance of common stock for compensation
services and interest expense	$ 14,361,855	$ 1,000

The accompanying notes are an integral part of these financial statements.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies:

Organization and Nature of Operations

American Basketball Association, Inc., is an Indiana corporation which was formed on April 21, 2004, for the purpose of providing basketball and sports entertainment for people of all ages.  The league currently has over 50 teams located in the United States of America (USA), Canada, and Mexico.

Basketball operations under the American Basketball Association banner was revived in the year 2000 after approximately 25 years of inactivity following the original American Basketball Association league’s merger with the National Basketball league.  American Basketball Association league play was operated by different management and a distinct entity during the 2000–2001 and 2001–2002 basketball seasons.  League play was suspended during the 2002-2003 season.  American Basketball Association league play resumed for the 2003–2004 season.  The Company took over league operations for the 2004–2005 and 2005–2006 seasons as well as the upcoming 2006-2007 season.  Prior entities which operated the league have either been legally dissolved, administratively dissolved, or have ceased operations as of the inception date, and have no relationship to the Company.

The accompanying financial statements for the year ended December 31, 2005 and period from April 21, 2004 (inception) to December 31, 2004, have been prepared assuming the Company will continue as a going concern.  The Company has no significant operating history and, from April 21, 2004 (inception) to December 31, 2005, has generated a cumulative net loss of $14,804,452.  During the year 2006, management intends to raise additional debt and/or equity financing to fund future operations and to provide additional working capital.  However, uncertainty remains whether either (a) such financing will be consummated or (b) financing would include sufficient amounts necessary to meet the Company’s cash flow needs.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Financial Statements

The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity.  The accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments that are purchased within three months or less of an instruments maturity date to be cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at invoiced amounts less an allowance for doubtful accounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on history of past write-offs and collections and current credit conditions.  The Company’s policy is not to accrue interest on past due trade receivables.  Management has established an allowance for doubtful accounts of $25,000 as of December 31, 2005 which reduced the net accounts receivable balance to $0 as of December 31, 2005.  The Company did not carry accounts receivable at December 31, 2004.

Property and Equipment

Property and equipment are recorded at cost and includes expenditures for new additions and those, which substantially increase the useful lives of existing assets.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which is generally five years.  Expenditures for repairs or maintenance are charged to expense as incurred.  The cost of property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the year of disposal with the resulting gain or loss reflected in earnings.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Stock-based Compensation

As allowed by Statement of Financial Accounting Standards (SFAS or SFAS) Statement No. 148, “Accounting for Stock Based Compensation – Transition and Disclosure” (SFAS 148), which amends SFAS Statement No. 123, “Accounting for Stock Based Compensation”, the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and to adopt the disclosure-only provisions as required under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), and Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure (SFAS No. 148).  The Company accounts for stock awards to nonemployees in accordance with the provisions of SFAS 123 and SFAS 148, and Emerging Issues Task Force Consensus No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” EITF 96-18.  Under SFAS 123, SFAS 148, and EITF 96-18, stock awards issued to nonemployees are accounted for at their deemed fair value based on independent valuations using an option-pricing model, or other means as appropriate.

In December 2004, the SFASB issued Statement No. 123R (SFAS 123R), “Share-Based Payment,” a revision of SFAS 123.  SFAS 123R requires the measurement of all stock-based payments to employees, including grants of employee stock options and stock purchase rights granted pursuant to certain employee stock purchase plans, using a fair-value based method and the recording of such expense in operations.  The accounting provisions of SFAS 123R for the Company are effective, and will be adopted, for the year ended December 31, 2006.  The proforma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  SFAS 123R provides two alternatives for adoption:  (1) a modified prospective” method in which compensation cost is recognized for all awards granted subsequent to the effective date of this statement as well as for the unvested portion of awards outstanding as of the effective date; or (2) a “modified retrospective” method which follows the approach in the “modified prospective” method, but also permits entities to restate prior periods to record compensation cost calculated under SFAS 123 for the proforma disclosure.  The Company has not yet determined which method of adoption it will apply.

The adoption of SFAS 123R may have an impact on the Company’s results of operations, although it will have no impact on the Company’s overall financial position.  The impact of adopting SFAS 123R cannot be accurately estimated at this time, as it will depend on the market value and the amount of stock-based awards granted in future periods.  However, had the Company adopted SFAS 123R in a prior period, the impact would approximate the impact of SFAS 123, using the Black-Scholes model.  SFAS 123R also requires tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow, in the Consolidated Statements of Cash Flows.  Excess tax deductions for future periods cannot be accurately estimated at this time, as they depend on the timing of stock option exercises and the Company’s share price on the exercise date.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Revenue Recognition

Revenues are expected to be generated from a number of sources including national sponsorships, market reservation fees, broadcasting revenue and basketball and other merchandise sales.  It is expected that sponsorship and broadcasting revenue will be recognized over the period of the agreements; market reservation fees will be recognized when receipt is assured; and merchandise sales less returns and allowances will generally be recognized when title and risk of product loss is transferred to the buyer.  Such risk of product loss is expected to generally coincide with the time of shipment.

Advertising

The Company charges advertising costs to expense as incurred.  Advertising expenses amounted to $7,000 for the year ended December 31, 2005, and $1,000 for the period from April 21, 2004 (inception) to December 31, 2004.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes.  Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes.  Those differences relate primarily to fixed assets (use of different depreciation methods and lives for financial statement and income tax purposes), noncash stock compensation charges, start up costs, and certain accrued expenses (use of accrual method for financial statement purposes and cash method for income tax purposes).  The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards, and tax credit carryforwards that are available to offset future income taxes.

Earnings per Share

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At December 31, 2005, all common stock equivalents were anti-dilutive.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 2 - Property and Equipment:

Property and equipment consist of the following as of December 31, 2005 and 2004:

	2005	2004

Computer equipment	$ 7,786	$ -

Less accumulated depreciation	335	-

	$ 7,451	$ -

Depreciation expense for the year ending December 31, 2005 and for the period from April 21, 2004 (Inception) to December 31, 2004.

	$ 335	$ -

Note 3 - Accrued Compensation and Conversion to Common Stock:

The Company’s Board of Directors approved cumulative compensation of $500,000 for two members of management for both (a) year ended December 31, 2005 and (b) the period April 21, 2004 (inception) through December 31, 2004.  The Company also assumed additional liabilities for deferred compensation owed to the same members of management in the amount of $496,750 on April 21, 2004 (inception).  Through May 1, 2005, the Company paid a portion of such compensation when sufficient cash flow was available.  Cumulative compensation paid from these arrangements amounted to $240,300 and $97,100 for 2005 and 2004, respectively.  On May 1, 2005 the Company converted its entire $1,159,350 outstanding balance of accrued compensation to 14,350,760 shares of the Company’s no par value common stock in exchange for full satisfaction of the liability.  As such, accrued compensation on the Company’s December 31, 2005 and 2004 balance sheets amounted to $0 and $899,650, respectively.  Management estimates the fair value of the common stock to be $1.00 per share at the date of issuance.  In addition to recording $899,650 of deferred compensation from April 21, 2004 (inception) through December 31, 2004, management recognized non-cash stock based compensation expense amounting to $13,451,110 on May 1, 2005.  The stock based compensation is included in the Company’s Statements of Operations as a component of operating expense for the year ended December 31, 2005.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 4 - Convertible Debentures and Warrants:

Convertible Debentures

On June 1, 2005, the Company issued approximately $500,000 of long-term convertible debentures to unrelated investors.  The convertible notes were due June 15, 2008 with annual interest of 12% and no minimum monthly payment requirement.   Each $1 outstanding on the debentures and applicable accrued interest was convertible to 1 share of the Company’s no par value common stock (or a 1:1 conversion ratio) at the investors’ discretion.  In August 2005, the holders of the debentures exercised their right to convert all the outstanding notes and accrued interest into common stock.   As a result, convertible debentures liability and accrued interest were $0 at December 31, 2005.   The interest amount of $11,095 was converted to 11,095 shares of common stock and is included as non-cash interest expense in the Company’s Statements of Operations for the year ended December 31, 2005.  In addition, the Company charged $138,000 of direct costs attributable to the transaction to equity on the conversion date.

Warrants Outstanding

In connection with the issuance of the convertible debentures, the Company also issued 500,000 common stock purchase warrants.  Upon surrender of the warrant, the holder is entitled to purchase one share of the Company’s no par value common stock for $.25 per share.  The warrants will entitle the holder to purchase common stock shares commencing on the date of the agreement (June 1, 2005) through the expiration date defined in the agreement as the later of: (a) January 1, 2010 or (b) two years from the date on which all sums due under the convertible debentures are paid in full.  Since the notes were converted to common stock on August 1, 2006, the expiration date for the warrants is August 1, 2008.    No warrants have been exercised as of the date of the audit report.   The weighted average exercise price of the warrants is $.25 and the weighted average remaining contractual life is 1 year and 7 months.  Management estimates the warrants strike price of $.25 per share is less than fair market value at the issuance date and December 31, 2005.

Note 5 - Income Taxes:

Significant components of the provision for income tax expense (benefit) from continuing operations for the year ended December 31, 2005 and for the period April 21, 2004 (Inception) through December 31, 2004, are as follows:

	2005	2004
Current	$ (10,000)	$ (5,000)
Deferred	(130,000)	(130,000)
Valuation Allowance	140,000	135,000

	$ -	$ -

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 5 - Income Taxes (Continued):

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement purposes and the amounts used for income tax purposes.  The significant components of the Company's deferred tax assets and amounts included in the accompanying balance sheets are as follows:

Deferred tax assets (liabilities):	2005	2004
Reserves	$ 6,000	$ -
Start-up costs	5,000	6,000
Net operating losses	264,000	129,000
Valuation Allowance	(275,000)	(135,000)

Net Deferred Tax Asset	$ -	$ -

SFAS 109 requires a valuation allowance to reduce the deferred tax assets reported if, at December 31, 2005 and 2004, the Company had federal tax operating losses or timing differences, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  After consideration of all the evidence, both positive and negative, management has determined that a 100% valuation allowance amounting to approximately $275,000 and $135,000 at December 31, 2005 and 2004, respectively, is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized.  The changes in the valuation allowance for the year ended December 31, 2005 and for the period April 21, 2004 (inception) through December 31, 2004, are approximately $140,000 and $135,000, respectively.

The Company has federal net operating loss carryforwards and state tax operating loss carryforwards at December 31, 2005, of approximately $200,000 and $75,000, respectively.

Note 6 - Stockholders' Equity:

Issuance of Common Stock

The following summarizes the Company's shares of common stock as of December 31, 2005 and 2004:

		2005	2004

Authorized	*	30,000,000	3,000
Issued	*	14,862,703	1,000
Outstanding	*	14,862,703	1,000

The Company has one class of capital stock which is no par value common stock with equal voting rights.   In April 2004, the Company issued 1,000 shares each of its no par value common stock to its co-founders in exchange for services rendered.  In May 2005, the Company issued each co-founder an additional 7,175,380 shares of common stock for services rendered (see Note 3).  In August 2005, 510,943 shares were issued to unrelated investors for convertible debentures and accrued interest (see Note 4).

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 6 - Stockholders' Equity:

Issuance of Common Stock (Continued)

* The Company restated its Certificate of Incorporation to increase its authorized shares of common stock to 30,000,000 shares in July 2006.  Prior to the restatement, the Company issued common stock in excess of its authorized limitation in 2005.

Note 7 - Earnings per Share:

The following is a reconciliation of the numerators and denominators used in computing earnings per share (in thousands):

For the Period
April 21, 2004
	For the	(Inception)
	Year Ended	through
	December 31,	December 31,
	2005	2004

Net loss	$(13,940,736)	$ (366,966)
Basic loss per share:

Weighted - average number of common shares outstanding
	$ 8,668,691	$ 1,000
Basic loss per share	$ (1.61)	$ (366.97)

Diluted loss per share:

Weighted-average number of common shares
outstanding - basic	$ 8,668,691	1,000

Effect of dilutive warrants attached to convertible debentures
	209,589	-

Weighted - average number of common shares outstanding - dilutive
	$ 8,878,280	$ 1,000

Diluted loss per share	$ (1.57)	$ (366.97)

At December 31, 2005, all common stock equivalents were anti-dilutive.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 8 - Related Party Transactions:

ABA Salute, a related entity through common management, receives approximately $200 per month from the Company for charitable purposes.  The Company is not aware of other related party transactions that may have a material impact on the Company’s operations, cash flows, or financial condition.

Note 9 - Concentrations of Credit Risk:

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and cash equivalents.  The Company maintains its cash and cash equivalents with high credit quality institutions which, at times, may exceed federally insured limits.  Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.  The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents, which may, at times, exceed federally insured limits.  The Company routinely assesses the financial strength of its stockholders and employees and, as a consequence, believes that its receivable credit risk exposure is limited.

Note 10 - Licensing Agreement:

The commercial use of the trademarks “ABA” and “American Basketball Association” by the Company, alone or in combination with other words, phrases and design, is governed by a license agreement with NBA Properties, Inc.(NBA).  The scope of the license covers services and products as well as manufacturing, distributing and selling practices.  The license contains product quality language. Under trademark law, if a trademark owner issues a license without retaining the right to control product quality, it risks losing its ownership rights to the trademark.  Quality Approval provisions require the licensee to cause licensed Services and licensed Products to meet and conform to high standards of style, quality and appearance.  Licensee’s use of the Licensed Marks are deemed approved.  Notwithstanding, NBA has discretion, using good faith, to revoke its approval of particular uses of the Licensed Mark that relate to gambling, adult content, or any other subject matter that would damage or reflect unfavorably upon the NBA, any of its member teams, or the Original ABA; violate provisions of the License; or misuse, mutilate, dilute or otherwise tarnish the Licensed Mark. The right to use of the marks under the license discontinues on expiration or termination of the agreement except for sell off of inventory.  The agreement can end if the league ceases operations, is no longer owned or operated by a licensee, or if product quality concerns are not corrected after notice.  Management believes the Company has complied with the requirements and conditions of the license, intends to meet its requirements and conditions and has received no notice otherwise.  All royalties due under the license have been prepaid.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 11 – Other Significant Agreements:

During September 2004, the Company entered into a sponsorship agreement with a beverage corporation (“the Corporation”).  Under the sponsorship agreement, the Company receives certain marketing and promotional opportunities in exchange for promoting Corporation as the official energy drink of the Company.  The sponsorship agreement is effective through September 2006 and may be canceled by either party through a 30-day written notice.  As part of this agreement, the Company earned sponsorship revenues of $0 for the year ended December 31, 2005 and $100,000 for the period April 21, 2004 (inception) through December 31, 2004, respectively.

During 2005, the Company entered into a sponsorship agreement to promote and advertise a vehicle model from February 14 through March 21, 2005, in exchange for $50,000 cash.

The Company entered into a sponsorship agreement with a manufacturer of basketballs (“Manufacturer”) whereby the Company would receive minimum royalties of $50,000 as well as other royalties based on sales of basketballs not to exceed $100,000.  In addition, Manufacturer is to provide a set number of basketballs to the teams and league.  In exchange, the Manufacturer receives certain marketing and promotional opportunities as well as tickets to basketball games for teams included in the league.  This agreement was terminated in 2006.

Management represents that other agreements exist and were executed for the year ended December 31, 2005 and for the period April 21, 2004 (inception) through December 31, 2004.  However, management believes the financial effects from the agreements are immaterial to the financial statements as a whole.

Note 12 - Commitments and Contingencies:

Various entities have been created by current and predecessor members of management since the year 2000.  These entities include ABA, LLC, ABA Bounce, ABA Founders & Properties, LLC, ABA League, LLC, and ABA Operations, LLC.  The Company’s independent legal counsel and management represent such entities either cease to exist, or are administratively dissolved at December 31, 2005.  No material commitments or contingencies exist from these entities that would effect the financial position, operations, and cash flows of the Company for the year ended December 31, 2005 and for the period April 21, 2004, (inception) through December 31, 2004.

The Company is involved in various routine litigation arising through the normal course of business.  Management believes the ultimate outcome of these lawsuits will not have a material effect on the financial position, results of operations, or cash flows of the Company.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

December 31, 2005 and 2004

Note 13 - Subsequent Events:

In June 2006, the Company entered into a letter of intent to complete a Private Placement Offering (PPO) with certain investors.  The PPO consists of 1,750,000 units, with each unit consisting of 2 shares of the Company’s common stock at $1.20 per unit.  Investors would also receive detachable common stock warrants (the warrants) with a strike price of $2.00 per share exercisable over a 3 year period.  The warrants are separately transferable and exercisable immediately.  The PPO shall close only when the Company receives acceptance for all 1,750,000 units, at which time the Company would receive approximately $2,000,000 in cash and complete a reverse triangular merger into a public shell corporation.  If successful, the Company’s common stock would be publicly traded on NASDAQ’s over-the-counter bulletin board exchange (OTC BB).  The PPO terminates if the required funds are not received by October 15, 2006.  The Company expects to pay selling commissions of approximately $85,000 and offering expenses of $150,000 in connection with the transaction.  The PPO includes employment agreements with key members of management and certain changes in marketing, distribution, and league play strategy.

In June 2006, the Company received a $400,000 bridge loan from the same investors involved in the PPO to assist the Company with certain offering related costs.  The note bears interest at 9% and is subject to rules governed by the Securities and Exchange Commission.  All amounts borrowed are due no later than the earlier of December 31, 2006 or the completion of the PPO.  If unpaid principal and interest on the notes remain outstanding at closing, such amounts will be converted into the Company’s common stock at a conversion price of 75% of the security price.  The notes are secured by the Company’s two largest stockholders.

AMERICAN BASKETBALL ASSOCIATION, INC.

Unaudited Financial Statements

As of September 30, 2006 and

For the Nine Months Ended September 30, 2006 and 2005

AMERICAN BASKETBALL ASSOCIATION, INC.
BALANCE SHEET September 30, 2006
(unaudited)

Assets
Current Assets
Cash	$ 36,719
Prepaid expenses and other current assets	900

Total Current Assets	37,619

Property and Equipment, net	6,283
Other assets	-

Total Assets	$ 43,902

Liabilities and Stockholders' Deficiency

Current Liabilities

Convertible debt	$ 400,000
Accounts payable and accrued expenses	359,135

Total Current Liabilities	759,135

Commitments and Contingencies

Stockholders' Deficiency
Common stock - no par value; 30,000,000 shares
authorized; 14,862,703 shares issued and outstanding	1,000
Additional paid in capital	14,723,703
Accumulated deficit	(15,439,936)
Total Stockholders' Deficiency	(715,233)

Total Liabilities and Stockholders' Deficiency	$ 43,902

The accompanying notes are an integral part of these consolidated financials statements

AMERICAN BASKETBALL ASSOCIATION, INC.
STATEMENTS OF OPERATIONS (unaudited)

	For the Nine Months Ended
	September 30,
	2006	2005

Revenue	$ 327,877	$ 264,085

Costs and Expenses
Cost of revenue	33,830	25,000
Compensatory element of stock transactions	-	13,451,110
Depreciation and amortization	1,168	-
Selling and administrative expenses	923,762	569,882
Total Costs and Expenses	958,760	14,045,992

Operating Loss	(630,883)	(13,781,907)

Other Income (Expenses)
Interest	(8,001)	-
Other income	3,400	318
Total Other Income (Expenses)	(4,601)	318

Net Loss	$ 635,485)	$(13,781,589)

Basic and Diluted Net Loss Per Share	$ (0.04)	$ (0.96)

Weighted Average Number of Common
Shares Outstanding - Basic and Diluted	14,862,703	14,351,760

The accompanying notes are an integral part of these consolidated financials statements

AMERICAN BASKETBALL ASSOCIATION, INC.
STATEMENT OF CASH FLOWS (unaudited)

	For the Nine Months Ended September 30

	2006	2005
Cash Flows From Operating Activities
Net loss	$ (635,485)	$ (13,781,589)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	1,168	-
Compensatory element of stock transactions	-	13,451,110
Changes in operating assets and liabilities:
Other current assets	-	(36,000)
Accrued expenses and other current liabilities	249,877	77,026
Total Adjustments	251,045	13,492,136
Net Cash Used In Operating Activities	(384,440)	(289,453)

Cash Flows From Investing Activities
Proceeds from issuance common stock	-	349,908
Direct costs on conversion of debentures	-	(87,123)
Net Cash Provided By Investing Activities	-	262,785

Cash Flows From Financing Activities
Proceeds of bridge loans	400,000	-

Net Cash Provided By Financing Activities	$ 400,000	$ -

The accompanying notes are an integral part of these consolidated financials statements

AMERICAN BASKETBALL ASSOCIATION, INC.
STATEMENT OF CASH FLOWS, CONTINUED (unaudited)

	For the Nine Months Ended
	September 30
	2006	2005

Net (Decrease) Increase In Cash	$ 15,560	$ (26,668)

Cash - Beginning	21,159	36,934
Cash - Ending	$ 36,719	$ 10,266

Supplemental Disclosures Of Cash Flow Information
Cash paid during the years for:
Interest	$ -	$ -
Taxes	$ -	$ -

The accompanying notes are an integral part of these consolidated financials statements

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 1 - Nature of Operations and Summary of Significant Accounting Policies:

Organization and Nature of Operations

American Basketball Association, Inc., is an Indiana corporation which was formed on April 21, 2004, for the purpose of providing basketball and sports entertainment for people of all ages.  The league currently has over 50 teams located in the United States of America (USA), Canada, and Mexico.

Basketball operations under the American Basketball Association banner was revived in the year 2000 after approximately 25 years of inactivity following the original American Basketball Association league’s merger with the National Basketball league.  American Basketball Association league play was operated by different management and a distinct entity during the 2000–2001 and 2001–2002 basketball seasons.  League play was suspended during the 2002-2003 season.  American Basketball Association league play resumed for the 2003–2004 season.  The Company took over league operations for the 2004–2005 and 2005–2006 seasons as well as the upcoming 2006-2007 season.  Prior entities which operated the league have either been legally dissolved, administratively dissolved, or have ceased operations as of the inception date, and have no relationship to the Company.

Financial Statements

The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity.  The accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

The accompanying financial statements have been prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As reported in the financial statements, the Company has incurred losses of approximately $15,439,937 from inception of the Company through September 30, 2006, and has negative cash flows from operations. The Company's stockholders' deficiency at September 30, 2006 was $715,234 and its current liabilities exceeded its current assets by $721,516.These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans to address and alleviate these concerns are as follows:

The Company's management continues to develop a strategy of exploring all options available to it so that it can develop successful operations and have sufficient funds to be able to operate over the next twelve months. As a part of this plan, management is currently in negotiations with their target industries' key players to develop additional business opportunities. In addition, management is exploring options in order to raise additional operating capital through debt and/or equity financing. No assurance can be given that funds will be available, or, if available, that it will be on terms deemed satisfactory to management.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Financial Statements (continued)

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these Uncertainties.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments that are purchased within three months or less of an instruments maturity date to be cash equivalents.

Accounts Receivable

The Company carries its accounts receivable at invoiced amounts less an allowance for doubtful accounts.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on history of past write-offs and collections and current credit conditions.  The Company’s policy is not to accrue interest on past due trade receivables.  Management has established an allowance for doubtful accounts of $25,000 as of September 30, 2006 which reduced the net accounts receivable balance to $900 as of September 30, 2006.  The Company did not carry accounts receivable at September 30, 2005

.

Property and Equipment

Property and equipment are recorded at cost and includes expenditures for new additions and those, which substantially increase the useful lives of existing assets.  Depreciation is provided using the straight-line method over the estimated useful lives of the assets, which is generally five years.  Expenditures for repairs or maintenance are charged to expense as incurred.  The cost of property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the year of disposal with the resulting gain or loss reflected in earnings.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Stock-based Compensation

As allowed by Statement of Financial Accounting Standards (SFAS or SFAS) Statement No. 148, “Accounting for Stock Based Compensation – Transition and Disclosure” (SFAS 148), which amends SFAS Statement No. 123, “Accounting for Stock Based Compensation”, the Company has elected to follow Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and to adopt the disclosure-only provisions as required under Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS 123), and Statement of Financial Accounting Standards No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure (SFAS No. 148).  The Company accounts for stock awards to nonemployees in accordance with the provisions of SFAS 123 and SFAS 148, and Emerging Issues Task Force Consensus No. 96-18 “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” EITF 96-18.  Under SFAS 123, SFAS 148, and EITF 96-18, stock awards issued to nonemployees are accounted for at their deemed fair value based on independent valuations using an option-pricing model, or other means as appropriate.

In December 2004, the FASB issued Statement No. 123R (SFAS 123R), “Share-Based Payment,” a revision of SFAS 123.  SFAS 123R requires the measurement of all stock-based payments to employees, including grants of employee stock options and stock purchase rights granted pursuant to certain employee stock purchase plans, using a fair-value based method and the recording of such expense in operations.  The accounting provisions of SFAS 123R for the Company are effective, and will be adopted, for the year ended December 31, 2006.  The pro forma disclosures previously permitted under SFAS 123 will no longer be an alternative to financial statement recognition.  SFAS 123R provides two alternatives for adoption:  (1) a modified prospective” method in which compensation cost is recognized for all awards granted subsequent to the effective date of this statement as well as for the unvested portion of awards outstanding as of the effective date; or (2) a “modified retrospective” method which follows the approach in the “modified prospective” method, but also permits entities to restate prior periods to record compensation cost calculated under SFAS 123 for the pro forma disclosure.  The Company has not yet determined which method of adoption it will apply.

The adoption of SFAS 123R may have an impact on the Company’s results of operations, although it will have no impact on the Company’s overall financial position.  The impact of adopting SFAS 123R cannot be accurately estimated at this time, as it will depend on the market value and the amount of stock-based awards granted in future periods.  However, had the Company adopted SFAS 123R in a prior period, the impact would approximate the impact of SFAS 123, using the Black-Scholes model.  SFAS 123R also requires tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow, in the Consolidated Statements of Cash Flows.  Excess tax deductions for future periods cannot be accurately estimated at this time, as they depend on the timing of stock option exercises and the Company’s share price on the exercise date.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 1 - Nature of Operations and Summary of Significant Accounting Policies (Continued):

Revenue Recognition

Revenues are expected to be generated from a number of sources including national sponsorships, market reservation fees, broadcasting revenue and basketball and other merchandise sales.  It is expected that sponsorship and broadcasting revenue will be recognized over the period of the agreements; market reservation fees will be recognized when receipt is assured; and merchandise sales less returns and allowances will generally be recognized when title and risk of product loss is transferred to the buyer.  Such risk of product loss is expected to generally coincide with the time of shipment.

Advertising

The Company charges advertising costs to expense as incurred.  Advertising expenses amounted to $0 for the period ended September 30, 2006, and $4,199 for the period ended September 30, 2005.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes.  Deferred taxes are recognized for the differences between the basis of assets and liabilities for financial statement and income tax purposes.  Those differences relate primarily to fixed assets (use of different depreciation methods and lives for financial statement and income tax purposes), noncash stock compensation charges, start up costs, and certain accrued expenses (use of accrual method for financial statement purposes and cash method for income tax purposes).  The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.  Deferred taxes are also recognized for any operating loss carryforwards, charitable contribution carryforwards, and tax credit carryforwards that are available to offset future income taxes.

Earnings per Share

Basic earnings (loss) per share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares available. Diluted earnings (loss) per share is computed similar to basic earnings (loss) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  At September 30, 2006, all common stock equivalents were anti-dilutive.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 2 - Property and Equipment:

Property and equipment consist of the following as of September  30, 2006 and 2005:

	2006	2005

Computer equipment	$ 7,786	$ -

Less accumulated depreciation	1,503	-

	$ 6,283	$ -

Note 3 - Accrued Compensation and Conversion to Common Stock:

The Company’s Board of Directors approved cumulative compensation of $500,000 for two members of management for both (a) year ended December 31, 2005 and (b) the period April 21, 2004 (inception) through December 31, 2004.  The Company also assumed additional liabilities for deferred compensation owed to the same members of management in the amount of $496,750 on April 21, 2004 (inception).  Through May 1, 2005, the Company paid a portion of such compensation when sufficient cash flow was available.  Cumulative compensation paid from these arrangements amounted to $240,300 and $97,100 for 2005 and 2004, respectively.  On May 1, 2005 the Company converted its entire $1,159,350 outstanding balance of accrued compensation to 14,350,760 shares of the Company’s no par value common stock in exchange for full satisfaction of the liability.  As such, accrued compensation on the Company’s December 31, 2005 and 2004 balance sheets amounted to $0 and $899,650, respectively.  Management estimates the fair value of the common stock to be $1.00 per share at the date of issuance.  In addition to recording $899,650 of deferred compensation from April 21, 2004 (inception) through December 31, 2004, management recognized non-cash stock based compensation expense amounting to $13,451,110 on May 1, 2005.  The stock based compensation is included in the Company’s Statements of Operations as a component of operating expense for the year ended December 31, 2005. The Company has recorded accrued compensation of $242,775 as of September 30, 2006 and $0 as of September 30, 2005.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 4 - Convertible Debentures and Warrants:

Convertible Debentures

On June 1, 2005, the Company issued approximately $500,000 of long-term convertible debentures to unrelated investors.  The convertible notes were due June 15, 2008 with annual interest of 12% and no minimum monthly payment requirement.   Each $1 outstanding on the debentures and applicable accrued interest was convertible to 1 share of the Company’s no par value common stock (or a 1:1 conversion ratio) at the investors’ discretion.  In August 2005, the holders of the debentures exercised their right to convert all the outstanding notes and accrued interest into common stock.   As a result, convertible debentures liability and accrued interest were $0 at December 31, 2005.   The interest amount of $11,095 was converted to 11,095 shares of common stock and is included as non-cash interest expense in the Company’s Statements of Operations for the year ended December 31, 2005.  In addition, the Company charged $138,000 of direct costs attributable to the transaction to equity on the conversion date. On June 29, 2006, the Company issued approximately $400,000 of long-term convertible debentures to unrelated investors.  The convertible notes were due upon completion of equity financing with annual interest of 9% and no minimum monthly payment requirement. To be converted upon completion of said equity financing into shares of the Company’s common stock at 25% discount to the pricing of the equity raise. As of September 30, 2006 the company had has recorded $ 8,001 of accrued interest.

Warrants Outstanding

In connection with the issuance of the convertible debentures, the Company also issued 500,000 common stock purchase warrants.  Upon surrender of the warrant, the holder is entitled to purchase one share of the Company’s no par value common stock for $.25 per share.  The warrants will entitle the holder to purchase common stock shares commencing on the date of the agreement (June 1, 2005) through the expiration date defined in the agreement as the later of: (a) January 1, 2010 or (b) two years from the date on which all sums due under the convertible debentures are paid in full.  Since the notes were converted to common stock on August 1, 2005, the expiration date for the warrants is August 1, 2008.    No warrants have been exercised as of the date of the report.   The weighted average exercise price of the warrants is $.25 and the weighted average remaining contractual life is 1 year and 7 months.  Management estimates the warrants strike price of $.25 per share is less than fair market value at the issuance date and December 31, 2005.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 5 - Stockholders' Equity:

Issuance of Common Stock

The following summarizes the Company's shares of common stock as of June 30, 2006 and 2005:

		2006	2005
Authorized	*	30,000,000	30,000,000
Issued	*	14,862,703	14,351,760
Outstanding	*	14,862,703	14,351,760

The Company has one class of capital stock which is no par value common stock with equal voting rights.   In April 2004, the Company issued 1,000 shares each of its no par value common stock to its co-founders in exchange for services rendered.  In May 2005, the Company issued each co-founder an additional 7,175,380 shares of common stock for services rendered (see Note 3).  In August 2005, 510,943 shares were issued to unrelated investors for convertible debentures and accrued interest (see Note 4).

* The Company restated its Certificate of Incorporation to increase its authorized shares of common stock to 30,000,000 shares in July 2006.  Prior to the restatement, the Company issued common stock in excess of its authorized limitation in 2005.

Note 6 - Related Party Transactions:

ABA Salute, a related entity through common management, receives approximately $200 per month from the Company for charitable purposes.  The Company is not aware of other related party transactions that may have a material impact on the Company’s operations, cash flows, or financial condition.

Note 7 - Concentrations of Credit Risk:

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash and cash equivalents.  The Company maintains its cash and cash equivalents with high credit quality institutions which, at times, may exceed federally insured limits.  Accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000.  The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash and cash equivalents, which may, at times, exceed federally insured limits.  The Company routinely assesses the financial strength of its stockholders and employees and, as a consequence, believes that its receivable credit risk exposure is limited.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 8 - Licensing Agreement:

The commercial use of the trademarks “ABA” and “American Basketball Association” by the Company, alone or in combination with other words, phrases and design, is governed by a license agreement with NBA Properties, Inc.(NBA).  The scope of the license covers services and products as well as manufacturing, distributing and selling practices.  The license contains product quality language. Under trademark law, if a trademark owner issues a license without retaining the right to control product quality, it risks losing its ownership rights to the trademark.  Quality Approval provisions require the licensee to cause licensed Services and licensed Products to meet and conform to high standards of style, quality and appearance.  Licensee’s use of the Licensed Marks are deemed approved.  Notwithstanding, NBA has discretion, using good faith, to revoke its approval of particular uses of the Licensed Mark that relate to gambling, adult content, or any other subject matter that would damage or reflect unfavorably upon the NBA, any of its member teams, or the Original ABA; violate provisions of the License; or misuse, mutilate, dilute or otherwise tarnish the Licensed Mark. The right to use of the marks under the license discontinues on expiration or termination of the agreement except for sell off of inventory.  The agreement can end if the league ceases operations, is no longer owned or operated by a licensee, or if product quality concerns are not corrected after notice.  Management believes the Company has complied with the requirements and conditions of the license, intends to meet its requirements and conditions and has received no notice otherwise.  All royalties due under the license have been prepaid.

Note 9 – Other Significant Agreements:

During September 2004, the Company entered into a sponsorship agreement with a beverage corporation (“the Corporation”).  Under the sponsorship agreement, the Company receives certain marketing and promotional opportunities in exchange for promoting Corporation as the official energy drink of the Company.  The sponsorship agreement is effective through September 2006 and may be canceled by either party through a 30-day written notice.  As part of this agreement, the Company earned sponsorship revenues of $0 for the year ended December 31, 2005 and $100,000 for the period April 21, 2004 (inception) through December 31, 2004, respectively.

During 2005, the Company entered into a sponsorship agreement to promote and advertise a vehicle model from February 14 through March 21, 2005, in exchange for $50,000 cash.

The Company entered into a sponsorship agreement with a manufacturer of basketballs (“Manufacturer”) whereby the Company would receive minimum royalties of $50,000 as well as other royalties based on sales of basketballs not to exceed $100,000.  In addition, Manufacturer is to provide a set number of basketballs to the teams and league.  In exchange, the Manufacturer receives certain marketing and promotional opportunities as well as tickets to basketball games for teams included in the league.  This agreement was terminated in 2006.

AMERICAN BASKETBALL ASSOCIATION, INC.

Notes to Financial Statements

September 30, 2006

(unaudited)

Note 9 – Other Significant Agreements (Continued):

Management represents that other agreements exist and were executed for the year ended December 31, 2005 and for the period April 21, 2004 (inception) through December 31, 2004.  However, management believes the financial effects from the agreements are immaterial to the financial statements as a whole.

In June 2006, the Company entered into a letter of intent to complete a Private Placement Offering (PPO) with certain investors.  The PPO consists of 1,750,000 units, with each unit consisting of 2 shares of the Company’s common stock at $1.20 per unit.  Investors would also receive detachable common stock warrants (the warrants) with a strike price of $2.00 per share exercisable over a 3 year period.  The warrants are separately transferable and exercisable immediately.  The PPO shall close only when the Company receives acceptance for all 1,750,000 units, at which time the Company would receive approximately $2,000,000 in cash and complete a reverse triangular merger into a public shell corporation.  If successful, the Company’s common stock would be publicly traded on NASDAQ’s over-the-counter bulletin board exchange (OTC BB).  The PPO terminates if the required funds are not received by October 15, 2006.  The Company expects to pay selling commissions of approximately $85,000 and offering expenses of $150,000 in connection with the transaction.  The PPO includes employment agreements with key members of management and certain changes in marketing, distribution, and league play strategy.

In June 2006, the Company entered into agreements to receive a $400,000 bridge loan from the same investors involved in the PPO to assist the Company with certain offering related costs.  The note bears interest at 9% and is subject to rules governed by the Securities and Exchange Commission.  All amounts borrowed are due no later than the earlier of December 31, 2006 or the completion of the PPO.  If unpaid principal and interest on the notes remain outstanding at closing, such amounts will be converted into the Company’s common stock at a conversion price of 75% of the security price.

Note 10 - Commitments and Contingencies:

Various entities have been created by current and predecessor members of management since the year 2000.  These entities include ABA, LLC, ABA Bounce, ABA Founders & Properties, LLC, ABA League, LLC, and ABA Operations, LLC.  The Company’s independent legal counsel and management represent such entities either cease to exist, or are administratively dissolved at December 31, 2005.  No material commitments or contingencies exist from these entities that would effect the financial position, operations, and cash flows of the Company for the period ended June 30, 2006 and for the period ended June 30, 2005.

The Company is involved in various routine litigation arising through the normal course of business.  Management believes the ultimate outcome of these lawsuits will not have a material effect on the financial position, results of operations, or cash flows of the Company.

American Basketball Association, Inc. and Souvall-Page and Company, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Financial Information

The accompanying unaudited condensed combined pro forma balance sheet and statement of operations for the year ended December 31, 2005 and for the statement of operations for the period ending September 30, 2006 is presented as though the acquisition had taken place on January 1, 2005.

The unaudited condensed combined pro forma statement of operations was derived by adjusting Souvall-Page, Inc.'s historical financial statements for the acquisition of American Basketball

Association, Inc. The unaudited condensed combined pro forma statement of operations is provided for  informational purposes only and should not be construed to be indicative of the combined Company's results of operations had the transaction been consummated on the date indicated and do not project it's results of operations for any future period.

AMERICAN BASKETBALL ASSOCIATION, INC.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2006
	American Basketball Association, Inc.	Souvall-Page and Company, Inc.	Pro Forma Adj.	Pro Forma
Assets

Current Assets
Cash	$ 36,719	$ -	$ -	$ 36,719
Prepaid expenses and other current assets	900	-	-	900
Total Current Assets	37,619	-	-	37,619

Property And Equipment, Net	6,283	-	-	6,283
Other assets	-	-	-	-

Total Assets	$ 43,902	$ -	$ -	$ 43,902

Liabilities and Stockholders' Deficiency

Current Liabilities
Convertible debentures	$ 400,000	$ -	$ -	$ 400,000
Accounts Payable and Accrued Expenses	359,135	59,490	-	418,625
Related party advances	-	29,741	-	29,741
Total Current Liabilities	759,135	89,231	-	848,366

Commitments and Contingencies

Stockholders' Deficiency
Common stock - no par value; 30,000,000 shares authorized; 14,862,703 shares issued and outstanding	1,000	365,261	(365,261)	1,000
Additional paid in capital	14,723,703	3,699	365,261	15,092,663
Accumulated Deficit	(15,439,936)	(458,191)	-	(15,898,127)
Total Stockholders' Deficiency	(715,233)	(89,231)	-	(804,464)

Total Liabilities and Stockholders' Deficiency	$ 43,902	$ -	$ -	$ 43,902

AMERICAN BASKETBALL ASSOCIATION, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Period Ended December 31, 2005

	American Basketball Association, Inc.	Souvall-Page and Company, Inc.	Pro Forma Adj.	Pro Forma

Revenue	$ 449,666	$ -	$ -	$ 449,666

Costs and Expenses
Cost Of Revenue	87,689	-	-	87,689
Compensatory Element of Stock Transactions	13,451,110	-	-	13,451,110
Depreciation and Amortization	-	-	-	-
Selling and Administrative Expenses	840,826	12,507	-	853,333
Total Costs and Expenses	14,379,625	12,507	-	14,392,132
Operating Loss	(13,929,959)	(12,507)	-	(13,942,466)

Other Income (Expenses)
Other Income	318	-	-	318
Interest	(11,095)	-	-	(11,095)
Total Other Income and (Expenses)	(10,777)	-	-	(10,777)

Net Loss	(13,940,736)	(12,507)	-	(13,953,243)

Preferred Dividend Series AA	-	-	-	-

Net Loss Applicable to Common Shareholders	$(13,940,736)	$ (12,507)	$ -	$(13,953,243)

Basic And Diluted Net Loss Per Share	$ (1.57)	$ -	$ -	$ (0.94)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	8,878,280	-	-	14,862,703

AMERICAN BASKETBALL ASSOCIATION, INC.
Unaudited Pro Forma Condensed Statement of Operations
For the Period Ended September 30, 2006

	American Basketball Association, Inc.	Souvall-Page and Company, Inc.	Pro Forma Adj.	Pro Forma

Revenue	$ 327,877	$ -	$ -	$ 327,877

Costs and Expenses
Cost Of Revenue	33,830	-	-	33,830
Compensatory Element of Stock Transactions	-	-	-	-
Depreciation and Amortization	1,168	-	-	1,168
Selling and Administrative Expenses	923,762	63,439	-	987,201
Total Costs and Expenses	958,760	63,439	-	1,022,199
Operating Loss	(630,883)	(63,439)	-	(694,322)

Other Income (Expenses)
Other Income	3,400	-	-	3,400
Interest	(8001)	-	-	(8001)
Total Other Income and (Expenses)	(4,601)	-	-	(4,601)

Net Loss	(635,484)	(63,439)	-	(698,923)

Preferred Dividend Series AA	-	-	-	-

Net Loss Applicable to Common Shareholders	$ (635,484)	$ (63,439)	$ -	$ (698,923)

Basic And Diluted Net Loss Per Share	$ (0.04)	$ -	$ -	$ (0.05)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	14,862,703	-	-	14,862,703